EXHIBIT 10.7(p)(i)























                                   OGDEN

                            PROFIT SHARING PLAN

                                  OGDEN
                            PROFIT SHARING PLAN

                             TABLE OF CONTENTS

Section                                                                Page


1.  PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.1.  "Account" . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.2.  "Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.3.  "Actual Contribution Percentage". . . . . . . . . . . . . . . .2
     2.4.  "Actual Contribution Ratio" . . . . . . . . . . . . . . . . .  2
     2.5.  "Actual Deferral Percentage". . . . . . . . . . . . . . . . . .2
     2.6.  "Actual Deferral Ratio" . . . . . . . . . . . . . . . . . . . .2
     2.7.  "Administrative Committee". . . . . . . . . . . . . . . . . . .2
     2.8.  "Affiliate" . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.9.  "Base Compensation" . . . . . . . . . . . . . . . . . . . . . .3
     2.10. "Base Contribution Percentage". . . . . . . . . . . . . . . . .3
     2.11. "Beneficiary" . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.12. "Board of Directors". . . . . . . . . . . . . . . . . . . . . .3
     2.13. "Break in Service"  . . . . . . . . . . . . . . . . . . . . . .3
     2.14. "Code". . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.15. "Committee" . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.16. "Company" . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.17. "Company Contribution Account". . . . . . . . . . . . . . . . .3
     2.18. "Company Discretionary Contributions" . . . . . . . . . . . . .3
     2.19. "Company Matched Contributions" and
           "Company Matched Contribution Account". . . . . . . . . . . . .4
     2.20. "Compensation". . . . . . . . . . . . . . . . . . . . . . . . .4
     2.21. "Contributions" . . . . . . . . . . . . . . . . . . . . . . . .4
     2.22. "Direct Rollover" . . . . . . . . . . . . . . . . . . . . . . .4
     2.23. "Disability". . . . . . . . . . . . . . . . . . . . . . . . . .5
     2.24. "Distributee" . . . . . . . . . . . . . . . . . . . . . . . . .5
     2.25. "Early Retirement Age". . . . . . . . . . . . . . . . . . . . .5
     2.26. "Early Retirement Date" . . . . . . . . . . . . . . . . . . . .5
     2.27. "Effective Date". . . . . . . . . . . . . . . . . . . . . . . .5
     2.28. "Eligible Employee" . . . . . . . . . . . . . . . . . . . . . .5
     2.29. "Eligible Retirement Plan". . . . . . . . . . . . . . . . . . .5
     2.30. "Eligible Rollover Distribution". . . . . . . . . . . . . . . .5
     2.31. "Employee". . . . . . . . . . . . . . . . . . . . . . . . . . .6
     2.32. "Employer". . . . . . . . . . . . . . . . . . . . . . . . . . .6
     2.33. "Excess Compensation" . . . . . . . . . . . . . . . . . . . . .6
     2.34. "Excess Contribution Percentage". . . . . . . . . . . . . . . .6
     2.35. "Family Member" . . . . . . . . . . . . . . . . . . . . . . . .6
     2.36. "Highly Compensated Employee" or
           "Highly Compensated Participant". . . . . . . . . . . . . . . .6
     2.37. "Hours of Service". . . . . . . . . . . . . . . . . . . . . . .7
     2.38. "Individual Retirement Account Rollover
           Contribution" . . . . . . . . . . . . . . . . . . . . . . . . .8
     2.39. "Investment Committee". . . . . . . . . . . . . . . . . . . . .8
     2.40. "Investment Funds". . . . . . . . . . . . . . . . . . . . . . .8
     2.41. "IRS" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     2.42. "Labor Department". . . . . . . . . . . . . . . . . . . . . . .8
     2.43. "Normal Retirement Age" . . . . . . . . . . . . . . . . . . . .8
     2.44. "Normal Retirement Date". . . . . . . . . . . . . . . . . . . .8
     2.45. "Participant" . . . . . . . . . . . . . . . . . . . . . . . . .8
     2.46. "Participating Company" . . . . . . . . . . . . . . . . . . . .8
     2.47. "Pre-tax Contributions" . . . . . . . . . . . . . . . . . . . .9
     2.48. "Pre-tax Contribution Account". . . . . . . . . . . . . . . . .9
     2.49. "Plan". . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     2.50. "Plan Year" . . . . . . . . . . . . . . . . . . . . . . . . . .9
     2.51. "Prior Plan". . . . . . . . . . . . . . . . . . . . . . . . . .9
     2.52. "Qualified Domestic Relations Order". . . . . . . . . . . . . .9
     2.53. "Qualified Plan Rollover Contribution". . . . . . . . . . . . .9
     2.54. "Regulations" . . . . . . . . . . . . . . . . . . . . . . . . 10
     2.55. "Rollover Contribution" . . . . . . . . . . . . . . . . . . . 10
     2.56. "Salary". . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     2.57. "Surviving Spouse". . . . . . . . . . . . . . . . . . . . . . 10
     2.58. "Taxable Year". . . . . . . . . . . . . . . . . . . . . . . . 10
     2.59. "Trust" or "Trust Fund" . . . . . . . . . . . . . . . . . . . 10
     2.60. "Trustee" . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     2.61. "Valuation Date". . . . . . . . . . . . . . . . . . . . . . . 11
     2.62. "Vesting Service" . . . . . . . . . . . . . . . . . . . . . . 11
     2.63. "Year of Service" . . . . . . . . . . . . . . . . . . . . . . 11
     2.64. "Years of Vesting Service". . . . . . . . . . . . . . . . . . 11

3.  PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.1.  Date of Participation . . . . . . . . . . . . . . . . . . . . 11
     3.2.  Participation and Adjustments . . . . . . . . . . . . . . . . 12
     3.3.  Duration. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     3.4.  Reemployment. . . . . . . . . . . . . . . . . . . . . . . . . 12
     3.5.  Establishment and Maintenance of Separate
           Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

4.  SAVINGS FEATURES . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     4.1.  Pre-tax Contributions . . . . . . . . . . . . . . . . . . . . 12
     4.2.  Distribution of Excess Pre-tax Contributions. . . . . . . . . 13
     4.3.  Election to Institute, Change, or
           Resume Contributions. . . . . . . . . . . . . . . . . . . . . 13
     4.4.  Limitation on Pre-tax Contributions . . . . . . . . . . . . . 14
     4.5.  Refund of Excess Contributions. . . . . . . . . . . . . . . . 15
     4.6.  Rollover Contributions. . . . . . . . . . . . . . . . . . . . 17

5.  COMPANY CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . 17
     5.1.  Company Matched Contributions . . . . . . . . . . . . . . . . 17
     5.2.  Company Discretionary Contributions . . . . . . . . . . . . . 17
     5.3.  Time of Payment of Company Contributions. . . . . . . . . . . 18
     5.4.  Form of Payment of Company Contributions. . . . . . . . . . . 18
     5.5.  Maintenance of Accounts Shall Not Vest
           any Right in Assets . . . . . . . . . . . . . . . . . . . . . 18
     5.6.  Limitation on Company Matched Contributions . . . . . . . . . 18

6.  ALLOCATION OF COMPANY AND MATCHING CONTRIBUTIONS . . . . . . . . . . 21
     6.1.  Allocation of Discretionary Company Contributions . . . . . . 21
     6.2.  Discretionary Company Contribution Formula. . . . . . . . . . 21
     6.3.  Allocation of Matching Contribution . . . . . . . . . . . . . 22

7.  INVESTMENT OF CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . 22
     7.1.  Investment by Trustees. . . . . . . . . . . . . . . . . . . . 22
     7.2.  Investment Funds. . . . . . . . . . . . . . . . . . . . . . . 22
     7.3.  Investment Elections. . . . . . . . . . . . . . . . . . . . . 23

8.  VALUATIONS AND ADJUSTMENTS . . . . . . . . . . . . . . . . . . . . . 24
     8.1.  Separate Accounts . . . . . . . . . . . . . . . . . . . . . . 24
     8.2.  Allocation of Earnings and Losses Valuation
           of Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     8.3.  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     8.4.  Allocation of Forfeitures . . . . . . . . . . . . . . . . . . 25

9.  ELIGIBILITY FOR BENEFITS . . . . . . . . . . . . . . . . . . . . . . 25
     9.1.  Retirement Date . . . . . . . . . . . . . . . . . . . . . . . 25
     9.2.  Distribution of Participant's Account on
           Retirement, Death, or Disability. . . . . . . . . . . . . . . 25
     9.3.  Distribution on other Termination of Service. . . . . . . . . 26
     9.4.  In-Service and Hardship Withdrawals . . . . . . . . . . . . . 26
     9.5.  Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     9.6.  Restrictions on Distributions . . . . . . . . . . . . . . . . 30

10.  VESTED INTERESTS. . . . . . . . . . . . . . . . . . . . . . . . . . 30
     10.1.  Pre-tax Contributions. . . . . . . . . . . . . . . . . . . . 30
     10.2.  Company Contributions. . . . . . . . . . . . . . . . . . . . 30
     10.3.  Transferred Accounts . . . . . . . . . . . . . . . . . . . . 30
     10.4.  Break in Service for Vesting . . . . . . . . . . . . . . . . 30

11.  METHOD OF PAYMENT OF BENEFITS . . . . . . . . . . . . . . . . . . . 31
     11.1.  Payment of Benefits. . . . . . . . . . . . . . . . . . . . . 31
     11.2.  Commencement of Payment. . . . . . . . . . . . . . . . . . . 31
     11.3.  Time of Payment. . . . . . . . . . . . . . . . . . . . . . . 32
     11.4.  Direct Rollovers . . . . . . . . . . . . . . . . . . . . . . 33

12.  MAXIMUM AMOUNT OF ALLOCATION. . . . . . . . . . . . . . . . . . . . 33
     12.1.  Application of Section 12. . . . . . . . . . . . . . . . . . 33
     12.2.  Maximum Additions to Account . . . . . . . . . . . . . . . . 33
     12.3.  Order of Reduction . . . . . . . . . . . . . . . . . . . . . 34
     12.4.  Additional Account Limitations . . . . . . . . . . . . . . . 34

13.  DESIGNATION OF BENEFICIARIES. . . . . . . . . . . . . . . . . . . . 35
     13.1.  Beneficiary Designation. . . . . . . . . . . . . . . . . . . 35
     13.2.  Failure to Designate Beneficiary . . . . . . . . . . . . . . 35

14.  ADMINISTRATION OF THE PLAN. . . . . . . . . . . . . . . . . . . . . 36
     14.1.  Powers and Duties of Administrative Committee. . . . . . . . 36
     14.2.  Powers and Duties of Investment Committee. . . . . . . . . . 36
     14.3.  Powers and Duties of Trustee . . . . . . . . . . . . . . . . 36
     14.4.  Agents, Report of Committees to Board. . . . . . . . . . . . 36
     14.5.  Structure of Committees. . . . . . . . . . . . . . . . . . . 37
     14.6.  Adoption of Procedures of Committees . . . . . . . . . . . . 37
     14.7.  Demands for Money. . . . . . . . . . . . . . . . . . . . . . 37
     14.8.  Claims for Benefits. . . . . . . . . . . . . . . . . . . . . 38
     14.9.  Hold Harmless. . . . . . . . . . . . . . . . . . . . . . . . 38
     14.10. Service of Process . . . . . . . . . . . . . . . . . . . . . 38
     14.11. Specific Powers and Duties . . . . . . . . . . . . . . . . . 39

15.  WITHDRAWAL OF PARTICIPATING COMPANY . . . . . . . . . . . . . . . . 39
     15.1.  Withdrawal of Participating Company. . . . . . . . . . . . . 39
     15.2.  Distribution after Withdrawal. . . . . . . . . . . . . . . . 39
     15.3.  Transfer to Successor Plan . . . . . . . . . . . . . . . . . 40

16.  AMENDMENT OR TERMINATION OF THE PLAN AND THE TRUST. . . . . . . . . 40
     16.1.  Right to Amend, Suspend or Terminate Plan. . . . . . . . . . 40
     16.2.  Retroactivity. . . . . . . . . . . . . . . . . . . . . . . . 41
     16.3.  Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     16.4.  No Further Contribution. . . . . . . . . . . . . . . . . . . 41
     16.5.  Partial Termination. . . . . . . . . . . . . . . . . . . . . 42
     16.6.  Exclusive Benefit of Participants and
            Beneficiaries. . . . . . . . . . . . . . . . . . . . . . . . 42

17.  GENERAL LIMITATIONS AND PROVISIONS. . . . . . . . . . . . . . . . . 42
     17.1.  All Risk on Participants and Beneficiaries . . . . . . . . . 42
     17.2.  Trust is Sole Source of Benefits . . . . . . . . . . . . . . 42
     17.3.  No Right to Continued Employment . . . . . . . . . . . . . . 42
     17.4.  Payment on Behalf of Payee . . . . . . . . . . . . . . . . . 42
     17.5.  No Alienation. . . . . . . . . . . . . . . . . . . . . . . . 43
     17.6.  Missing Payee. . . . . . . . . . . . . . . . . . . . . . . . 43
     17.7.  Required Information . . . . . . . . . . . . . . . . . . . . 43
     17.8.  Subject to Trust Agreement . . . . . . . . . . . . . . . . . 43
     17.9.  Communications to Committees . . . . . . . . . . . . . . . . 44
     17.10. Communications from Participating
            Company or  Committees . . . . . . . . . . . . . . . . . . . 44
     17.11. Gender . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
     17.12. Captions . . . . . . . . . . . . . . . . . . . . . . . . . . 44
     17.13. Applicable Law . . . . . . . . . . . . . . . . . . . . . . . 44
     17.14. Mistake of Fact. . . . . . . . . . . . . . . . . . . . . . . 44
     17.15. Qualification of Plan. . . . . . . . . . . . . . . . . . . . 44
     17.16. Deductibility of Contributions . . . . . . . . . . . . . . . 45

18.  TOP HEAVY PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . 45
     18.1.  Top Heavy Plan . . . . . . . . . . . . . . . . . . . . . . . 45
     18.2.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . 45
     18.3.  Top Heavy Vesting. . . . . . . . . . . . . . . . . . . . . . 47
     18.4.  Minimum Contribution . . . . . . . . . . . . . . . . . . . . 48
     18.5.  Limitations on Contributions . . . . . . . . . . . . . . . . 48
     18.6.  Other Plans. . . . . . . . . . . . . . . . . . . . . . . . . 48

APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49

                            SECTION 1.  PURPOSE

          The Ogden Food Service Corporation, a subsidiary of Ogden Services Corporation, formerly known as Ogden Allied Services Corporation, adopted the Ogden Food Service Corporation Saving and Security Plan effective as of January 1, 1982. Effective August 1, 1986, such Plan was amended, restated in its entirety and renamed the Ogden Allied Services Saving and Security Plan. As a result of an employee benefit plan reorganization, effective January 1, 1989,
(i) the Ogden Allied Services Saving and Security Plan was amended, restated in its entirety and renamed the Ogden Allied Services Profit Sharing Plan (the "Plan"); (ii) the Plan was merged with (a) Ogden Corporation Profit Sharing Plan, (b) Ogden Allied Maintenance Retirement Savings Plan, (c) Ogden Allied Maintenance Security Fund and (d) Ogden Allied Facility Management Corporation of Iowa Savings and Security Plan (collectively, the "Prior Plans"); and
(iii) the related trusts maintained as part of each of the Prior Plans was merged with the Ogden Allied Services Profit Sharing Plan Trust (the "Trust"). As a result of the merger, each Sponsor of the Prior Plans became a Participating Company of the Plan and the Trust. Effective January 1, 1991, the Plan was again amended and restated in its entirety and renamed the Ogden Profit Sharing Plan. Subsequently, the Atlantic Design Profit Sharing Plan (effective January 1, 1992), and the Lenzar Electro-Optics, Inc. Profit Sharing Plan (effective April 1, 1994) were merged with the Ogden Profit Sharing Plan.

          The purpose of the Plan is to provide eligible employees with a convenient way to save on a regular and long-term basis and by providing such employees with a beneficial interest in the profits of the business, all as set forth herein and in the Trust Agreement adopted as part of the Plan.

          The Plan, as hereby amended and restated and effective as herein provided, and the Trust are intended to qualify as a plan and trust which meet the requirements of Section 401(a), 401(k) and 501(a), respectively, of the Internal Revenue Code of 1986, as now in effect or hereafter amended, or any other applicable provisions of law including, without limitation, the Employee Retirement Income Security Act of 1974.

          If a person retired or otherwise terminated employment and is not reemployed by a Participating Company thereafter, the rights under the Plan (or the Prior Plans) in respect of him, to retirement or other benefits under the Plan (or the Prior Plans) shall be governed by the applicable provisions of the Plan (or the Prior Plans) as in effect on the date of the person's retirement or other termination of employment.

                          SECTION 2.  DEFINITIONS

          When used herein the following terms shall have the following meanings:

          2.1. "Account" means the account established and maintained in respect of a Participant including such Participant's Company Matched Account; and Company Discretionary Account, pursuant to Sections 5.1 and 5.2; Pre-tax Contribution Account, pursuant to Section 4.1, Rollover Account and other accounts established pursuant to Appendix A.

          2.2. "Act" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

          2.3. "Actual Contribution Percentage" means, for any Plan Year, the Plan's Actual Contribution Ratio of the sum of (A) the Company Matched Contributions made on account of 401(k) Matched Contributions made during the Plan Year and allocated to the Participant's Company Match Account during such Plan Year (excluding any Company Matched Contributions which are nonforfeitable when made and are subject to the IRS Regulations
Section 1.401(k) - 1(b) and are used to meet the Actual Deferral Percentage test under Section 4), and (B) at the Administrative Committee's election in accordance with IRS Regulations, Pre-tax Contributions (including excess contributions under Section 4, if the contribution would have been received in cash by the Participant for the Plan Year) to the amount of the Participant's Salary for such Plan Year.

          2.4. "Actual Contribution Ratio" means the average of the contribution ratios for each specified group of Eligible
Employees as determined by the Administrative Committee.

          2.5. "Actual Deferral Percentage" means, for any Plan Year, the Plan's Actual Deferral Ratio of the amount of contributions allocated to the Participant's Pre-tax Contribution Account (and any Company Matched Contributions which meet the requirements of Section 1.401(k)-1(b)(5) of the IRS Regulations) during the Plan Year to the amount of the Participant's Salary for such Plan Year.

          2.6. "Actual Deferral Ratio" means the average of the deferral ratios for each specified group of eligible Employees, as determined by the Administrative Committee.

          2.7. "Administrative Committee" means the Administrative Committee provided for in Section 14.

          2.8. "Affiliate" means any corporation which is included in a controlled group of corporations (within the meaning of Section 414(b) of the Code), which includes the Company, any trade or business (whether or not incorporated) under the common control of the Company (within the meaning of Section 414(c) of the Code), any organization included in the same affiliated service group (within the meaning of Section 414(m) of the Code), as the Company, and any other entity affiliated with the Company pursuant to the Regulations under Section 414(o) of the Code, except that for purposes of applying the provisions of Sections 12 and 18 with respect to the limitation on contributions, Section 415(h) of the Code shall apply.

          2.9. "Base Compensation" means Compensation paid to a Participant that does not exceed the annual Social Security taxable wage base.

          2.10. "Base Contribution Percentage" means the contribution percentage as calculated in Section 6.2 which is applied to the Base Compensation.

          2.11. "Beneficiary" means the beneficiary or beneficiaries designated by a Participant pursuant to Section 13 to receive the amount, if any, payable under the Plan upon the death of such Participant.

          2.12. "Board of Directors" means the Board of Directors of the Company.

          2.13. "Break in Service" means a Plan Year during which an individual has not completed more than 500 Hours of Service, as determined by the Administrative Committee in accordance with the Regulations. Solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Service which such individual would have completed but for a maternity or paternity absence, as determined by the Administrative Committee in accordance with this Section 2.13, the Code and the Regulations; provided, however, that the total Hours of Service so credited shall not exceed 501 Hours of Service, and that the individual shall timely provide the Administrative Committee with such information as it shall require. Hours of Service credited for a maternity or paternity absence shall be credited entirely (i) in the Plan Year in which the absence began if such Hours of Service are necessary to prevent a Break in Service in such Plan Year or (ii) in the following Plan Year. For purposes of this Section 2.13, maternity or paternity absence shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual's child or the placement of a child with the individual in connection with the adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.

          2.14. "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

          2.15. "Committee" means the Administrative Committee and the Investment Committee. For purposes of the Act, the members of the Administrative Committee and the Investment Committee shall be named fiduciaries (with respect to the matters for which they are hereby made responsible) of the Plan, and the Administrative Committee shall be the administrator of the Plan.

          2.16. "Company" means Ogden Services Corporation or any successor to the Company.

          2.17.  "Company Contribution Account" means the
Participant's Company Matched Contribution Account.

          2.18. "Company Discretionary Contributions" and "Company Discretionary Contribution Account" means those Employer contributions made pursuant to Section 5.2 and that portion of the Participant's Account to which such contributions are credited.

          2.19.  "Company Matched Contributions" and "Company
Matched Contribution Account" means those Employer contributions made pursuant to Section 5.1 and that portion of the Participant's Account to which such contributions are credited.

          2.20. "Compensation" means, for each Plan Year beginning before January 1, 1994, an Employee's first $200,000 (as adjusted for cost of living to the extent permitted by the Code and IRS Regulations), and for each Plan Year beginning on or after January 1, 1994, an Employee's first $150,000 (as adjusted by the Commissioner of the IRS , for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code) (the "annual compensation limit") of total salary and other compensation paid during a Plan Year to an Employee from a Participating Company, including any amount which such Employee elects to have the Company contribute to a qualified plan under Section 401(k) of the Code, any benefit payments under a plan under Section 125 of the Code, but excluding imputed income, other non-cash compensation, lump sum severance pay, special discretionary cash profit sharing payments (an annual cash payment determined by the Compensation Committee of the Board and paid to the Employee), any contribution to the Plan or any other pension plan, profit sharing plan or qualified or non-qualified benefit plan maintained by a Participating Company, any benefit payment under the Plan or any other such plan, reimbursed expense, or any withholding tax (federal, state or local) remitted by a Participating Company on behalf of an Employee in respect of imputed income arising out of group insurance coverage of such Employee. If less than a full Plan Year of Compensation is taken into account, then the annual compensation limit shall be multiplied by the ratio obtained by dividing the number of full months in the period by 12. In determining the Compensation of a Participant for purposes of the annual compensation limit, the rules of Section 414(q)(6) shall apply, except that in applying such limitation, the term Family Member shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the adjusted annual compensation limit is exceeded, then the limit shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this
Section 2.20 prior to the application of the annual compensation limit.

          2.21. "Contributions" means those contributions made in respect of a Participant including Company Matched Contributions and Company Discretionary Contributions made by a Participating Company pursuant to Sections 5.1 and 5.2, Pre-tax Contributions made by a Participant on a pre-tax basis pursuant to Section 4.1, Rollover Contributions pursuant to Section 4.6, and any other contribution made in accordance with Appendix A.

          2.22. "Direct Rollover" means (i) a distribution by the Plan to an Eligible Retirement Plan as specified by a Distributee and (ii) a payment by another employee retirement plan to the Plan as a Rollover Contribution as specified by an Eligible Employee.

          2.23. "Disability" means an Employee's physical or mental incapacity to perform his assigned duties with the Employer, such that he is eligible to receive either benefits under the long-term disability plan of the Employer or any Affiliate, or disability benefits under the Social Security Act and such incapacity is expected to last for more than 12 months as determined in a uniform manner by the Administrative Committee after reviewing any medical evidence which the Administrative Committee considers necessary, including the reports of any medical examinations required by the Administrative Committee.

          2.24. "Distributee" means a Participant or a former Participant, a Participant's or former Participant's Surviving Spouse or a former spouse of a Participant or former Participant who is a payee under a Qualified Domestic Relations Order to which a distribution is to be made under the Plan shall also be deemed to be a Distributee.

          2.25. "Early Retirement Age" means the date a Participant attains age 55 and completes 10 Years of Service.

          2.26. "Early Retirement Date" means the first day of the month coincident with or next following the Participant's Early
Retirement Age.

          2.27. "Effective Date" of this amendment and restatement means January 1, 1994. The original effective date of the Plan is January 1, 1982.

          2.28. "Eligible Employee" means any Employee other than those who are included in a unit of Employees covered by a collective bargaining agreement and certain hourly employees who are in the employ of units that have been designated by the Company as being ineligible to participate in the Plan that does not provide for their participation in the Plan.

          2.29. "Eligible Retirement Plan" means (i) an individual retirement account, as described in Section 408(a) of the Code,
(ii) an individual retirement annuity, as described in Section 408(b) of the Code, (iii) an annuity plan, as described in Section 403(a) of the Code, and (iv) a qualified plan and trust, as described in Sections 401(a) and 501(a) of the Code; provided, however, that in the case of an Eligible Rollover Distribution to a Surviving Spouse, an Eligible Retirement Plan means an individual retirement account or an individual retirement annuity, as described in Sections 408(a) and 408(b) of the Code, respectively.

          2.30. "Eligible Rollover Distribution" means any distribution from the Plan of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution shall not include: (i) any distribution to the extent such distribution is required under Section 11.2(b) and Section 401(a)(9) of the Code, (ii) any distribution that is one of a series of the substantially equal periodic payments (not less frequently than annually) made for the life of the Distributee or the joint lives (or joint life expectancies) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a period of ten years or more, (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and
(iv) after tax contributions made in accordance with Appendix A.

          2.31. "Employee" means an individual in the employ of the Employer who is employed on an hourly or salaried basis.

          2.32.  "Employer" means the Company and each other
Participating Company, or any of them.

          2.33. "Excess Compensation" means Compensation paid that exceeds the annual Social Security taxable wage base.

          2.34.  "Excess Contribution Percentage" means the
Contribution percentage as calculated in Section 6.2 and which is applied to the Excess Compensation.

          2.35. "Family Member" means a spouse, lineal ascendants and descendants of an Employee or former Employee and the spouses of such lineal ascendants and descendants.

          2.36. "Highly Compensated Employee" or "Highly Compensated Participant" means an Employee or Participant who, during the relevant period, is treated as a Highly Compensated Employee.
A Highly Compensated Employee includes any Employee who performs Service for the Employer during the determination year and who, during the look-back year (i) received Salary from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received Salary from the Employer in excess of $50,000
(as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer or an Affiliate and received Salary during such year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term Highly
Compensated Employee also includes (1) Employees who are both described in the preceding sentence if the term determination year is substituted for the term look-back year and the Employee is one of the 100 Employees who received the most Salary from the Employer or an Affiliate during the determination year, (2) Employees who are five percent owners at any time during the look-back year or determination year, and (3) Employees who have separated from Service or deemed to have separated from Service prior to the determination year, perform no Service for the Employer or an Affiliate during the determination year and were Highly Compensated Employees for either the separation year or any determination year ending on or after such Employee's 55th birthday. For purposes of
(ii) above, the top-paid group consists of the top 20% of Employees ranked on the basis of Salary received during the determination year (excluding Employees who are described in Section 414(q)(8) of the Code). For purposes of (iii) above, the number of officers shall not exceed 50, or, if less, the greater of three Employees or 10% of the Employees (excluding Employees who are described in Section 414(q)(8) of the Code). If no officer has satisfied the Salary requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. For purposes of this Section 2.36, the "determination year" shall be the Plan Year and the "look-back" year shall be the Plan Year or the calendar year ending with or within the applicable determination year (or, in the case of a determination year that is shorter than 12 months, the calendar year ending with or within the 12-month period ending with the end of the applicable determination year), or, if elected, the calendar year immediately preceding the calendar year determination year. If an Employee is, during a determination year or look-back year, a Family Member of either a five percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Salary paid by the Employer or Affiliate during such year, then the Family Member and the five percent owner or top 10 Highly Compensated Employee shall be aggregated. In such case, the Family Member and five percent owner or top 10 Highly Compensated Employee shall be treated as a single Employee receiving Salary and contributions or benefits, as applicable, equal to the sum of such Salary and contributions or benefits, as applicable, of the Family Member and five percent owner or top 10 Highly Compensated
Employee.  The determination of who is a Highly Compensated
Employee, including the determination of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers, and the Salary that is considered, will be made in accordance with Section 414(q) of the Code and IRS Regulations. Notwithstanding the foregoing, the Administrative Committee may elect the simplified definition of Highly Compensated Employee and Highly Compensated Participant contained in Section 414(q)(12) of the Code. If the Administrative Committee so elects such definition, then $50,000 (as adjusted pursuant to Section 415(d) of the Code) shall be substituted for $75,000 in (i) above and (ii) above will be disregarded.

          2.37. "Hours of Service" means the hours for which an Employee shall receive credit for purposes of the Plan, as follows:

                 (a)  One hour for each hour for which he is
directly or indirectly paid, or entitled to payment, by the Company or an Affiliate for the performance of duties during the applicable computation period for which his Hours of Service are being determined under the Plan. (The hours shall be credited to the Employee for the computation period or periods in which the duties were performed, and shall include hours for which back pay has been either awarded or agreed to by the Company or an Affiliate as provided by regulations under the Act, with no duplication of credit for hours.)

                 (b) One hour for each hour, in addition to the hours in paragraph (a) above, for which he is directly or indirectly paid, or entitled to payment, by the Company or an Affiliate, for reasons other than for the performance of duties during the applicable computation periods, such as paid vacation, paid holiday, paid sickness, and similar paid periods of nonworking time (excluding time when such Employee is receiving long term disability benefits). These hours shall be counted in the computation period or periods in which the hours for which payment is made occur.

                 (c)  One hour for each hour of the normally
scheduled work hours for each day during any period which he is on leave of absence from work with the Company or an Affiliate for military service with the armed forces of the United States, but not to exceed the period required under the law pertaining to veterans' reemployment rights; provided that if he fails to report for work at the end of such leave during which he has reemployment rights he shall not receive credit for hours on such leave.


                 (d) The number of normally scheduled work hours for each day of authorized leave of absence granted by the Company or an Affiliate in accordance with reasonable policies established therefor for which he is not compensated. When no time records are available, the Employee shall be given credit for Hours of Service based upon the number of normally scheduled work hours for each day he is on the Company's or an Affiliate's payroll, as determined in accordance with reasonable standards and policies from time to time adopted by the Administrative Committee under Section 2530.200b-2(b) and (c) of the Labor Department Regulations, which are incorporated herein by this reference thereto.

          2.38. "Individual Retirement Account Rollover Contribution" means the entire amount received by an Eligible Employee from an individual retirement account representing the entire amount in the account (the "qualifying amount") if no part of the amount in the account is attributable to any source other than (i) an employer's plan and trust described in Section 401(a) of the Code, that is exempt from federal income tax under Section 501(a) of the Code, or (ii) a qualified annuity plan meeting the requirements of
Section 403(a) of the Code, and any earnings on such sums. An Individual Retirement Account Rollover Contribution shall be accepted only if the entire qualifying amount was received by the Eligible Employee in cash, and only such cash amount is included in the Individual Retirement Account Rollover Contribution. The
Eligible Employee may transfer any portion of such cash amount to the Trust on or before the 60th day after the day on which the Participant received the qualifying amount.

          2.39.  "Investment Committee" means the Investment
Committee provided for in Section 14.2.

          2.40.  "Investment Funds" means the funds of the Trust
Fund, or any additional funds which the Investment Committee may establish from time to time by written notice to the Trustee in accordance with Section 7.2.

          2.41.  "IRS" means the United States Internal Revenue
Service.

          2.42.  "Labor Department" means the United States
Department of Labor.

          2.43.  "Normal Retirement Age" means the Participant's
65th birthday.

          2.44. "Normal Retirement Date" means the first day of the month coincident with or next following the Participant's
Normal Retirement Age.

          2.45. "Participant" means any Employee who begins to participate in the Plan as provided in Section 3, and whose participation is not terminated.

          2.46. "Participating Company" means the Company or any subsidiary of, or other corporation or entity affiliated or associated with, the Company, the Board of Directors or equivalent governing body of which shall adopt the Plan and the Trust by appropriate action with the written consent of the Board of Directors. By its adoption of the Plan, a Participating Company shall be deemed to appoint the Company, each of the Committees and the Trustee its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan or by the Trust upon the Company. The authority of the Company, the Committees and the Trustee to act as such agent shall continue until the Plan is terminated as to the Participating Company and the relevant Trust Fund assets have been distributed by the Trustee as provided in
Section 16 of the Plan.

          2.47. "Pre-tax Contributions" means 401(k) matched contributions and 401(k) unmatched contributions as described in
Section 4.1.

          2.48. "Pre-tax Contribution Account" means the 401(k) matched account and the 401(k) unmatched account as described in
Section 4.1.

          2.49. "Plan" means this Ogden Profit Sharing Plan, as the same may be amended from time to time.

          2.50.  "Plan Year" means the calendar year.

          2.51. "Prior Plan" means, individually or collectively, the Ogden Corporation Profit Sharing Plan, Ogden Allied Maintenance Retirement Savings Plan, Ogden Allied Maintenance Security Fund, Ogden Allied Facility Management Corporation of Iowa Savings and Security Plan, effective as of January 1, 1992, Atlantic Design Profit Sharing Plan and effective as of April 1, 1994, the Lenzar Electro-Optics, Inc. Profit Sharing Plan.

          2.52. "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a settlement agreement) which has been determined by the Administrative Committee in accordance with procedures established under the Plan, to constitute a qualified domestic relations order within the meaning of Section 414(p)(1) of the Code.

          2.53.  "Qualified Plan Rollover Contribution" means,

                 (a) For Rollover Contributions made prior to January 1, 1993, the balance to the credit of an Eligible Employee under an employee retirement plan meeting the requirements of
Section 401(a) of the Code, paid to an Eligible Employee in one or more distributions which constitute a "lump sum distribution" within the meaning of Section 402(d)(4)(A) of the Code (determined without reference to Sections 402(d)(4)(B) and (F) of the Code) or within one taxable year of the Eligible Employee on account of a termination of such plan or, in the case of a profit sharing plan or stock bonus plan, a complete discontinuance of contributions under such plan. The maximum amount which may be transferred prior to January 1, 1993 shall not exceed the fair market value of all the property received in the distribution reduced by:

                      (i)  the Eligible Employee's own
contributions under such plan and any other amounts considered as contributed by him (determined by applying Section 72(f) of the Code); less

                      (ii)  any amounts previously distributed to
him from such other plan and not includible in his gross income.

                 (b) For Rollover Contributions made after January 1, 1993, a Qualified Plan Rollover Contribution means any distribution paid to an Eligible Employee from an employee retirement plan meeting the requirements of Section 401(a) of the Code, of all or any portion of the balance to the credit of an Eligible Employee, except that a Qualified Plan Rollover Contribution shall not include: (i) any distribution to the extent such distribution is required under Section 11.2(b) and Section 401(a)(9) of the Code, (ii) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a period of ten years or more, and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). A Participant must transfer any portion of his distribution to be rolled over to the Trust on or before the 60th day after the day on which he received the distribution.

          2.54. "Regulations" means the applicable regulations issued under the Code, the Act or other applicable law, by the IRS, the Labor Department or any other governmental authority and any proposed or temporary regulations or rules promulgated by such authorities pending the issuance of such regulations.

          2.55. "Rollover Contribution" and "Rollover Contribution Account" means any contribution made by an Eligible Employee pursuant to Section 4.6 and that portion of the Participant's
Account to which such contributions are credited.

          2.56. "Salary" means for each Plan Year beginning before January 1, 1994, an Employee's first $200,000 (as adjusted for cost of living to the extent permitted by the Code and IRS Regulations) of total remuneration paid or payable for Service while an Eligible Employee, without giving effect to any reduction therein pursuant to an election under Section 4.1 nor any contributions by the Employer to the Plan or any other retirement plan maintained by the Employer, as reported on IRS Form W-2. For each Plan Year beginning on or after January 1, 1994, Salary means an Employee's first $150,000 (as adjusted by the Commissioner of the IRS, for years beginning after December 31, 1993, for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code) of total remuneration paid or payable for Service while an Eligible Employee, without giving effect to any reduction therein pursuant to an election under Section 4.1 nor any contributions by the Employer to the Plan or any other retirement plan maintained by the Employer, as reported on IRS Form W-2.

          2.57. "Surviving Spouse" means the survivor of a deceased former Participant to whom such deceased former Participant had been legally married (as determined by the Administrative
Committee) at the time of the former Participant's death or at the time benefit payments commence, whichever is earlier.

          2.58.  "Taxable Year" means the calendar year.

          2.59. "Trust" or "Trust Fund" means the trust established by the Company as a part of the Plan.

          2.60. "Trustee" means the trustee or trustees of the Trust who shall be appointed, and may be removed, with or without cause, by the Board of Directors.

          2.61. "Valuation Date" means the last day of each calendar month and such other date or dates specified by the Administrative Committee.

          2.62. "Vesting Service" means Years of Vesting Service counted from each anniversary beginning on an Eligible Employee's date of hire to termination date.

          2.63. "Year of Service" means any Plan Year during which an individual completed at least 1,000 Hours of Service, as determined by the Administrative Committee in accordance with the Regulations. In addition, if an Employee does not complete 1,000 Hours of Service during the Plan Year in which his employment commenced but does complete at least 1,000 Hours of Service during the 12 consecutive month period beginning on the date his employment commenced, as determined by the Administrative Committee, then, for purposes of determining whether such Employee was participating in the Plan, as provided in Section 3, he shall be credited with a Year of Service for such 12 consecutive month period.

          2.64. "Years of Vesting Service" means a twelve consecutive month period commencing on an Eligible Employee's date of hire, and each anniversary thereof, in which such Eligible
Employee completes at least 1,000 Hours of Service.



                         SECTION 3.  PARTICIPATION

          3.1. Date of Participation. Each person who is a Participant on the Effective Date shall continue to be a Participant in the Plan on such Effective Date. An Eligible Employee in the employ of Lenzar Electro-Optics, Inc. on March 31, 1994 shall become a Participant on April 1, 1994. Each other Eligible Employee who shall have attained age 21 shall become a Participant in the Plan on the first day of the month coincident with or next following the anniversary date of his date of employment; provided, that such Participant has completed at least 1,000 Hours of Service during a 12-month period beginning on his first day of employment with a Participating Company or an Affiliate.

          3.2. Participation and Adjustments. The Administrative Committee shall take all necessary or appropriate action to ensure that each Employee eligible to become a Participant under this
Section 3 becomes a Participant and, if it is determined that such an Employee has for any reason not been made a Participant in the Plan, such Employee shall retroactively become a Participant. The Company Discretionary Account, as described in Section 5.2, of an Employee who retroactively becomes a Participant or for whom an administrative adjustment is made shall, upon becoming a Participant or upon such adjustment, consist solely of the aggregate amount of contributions and earnings which would have been allocated to his Account had he become a Participant when first eligible.

          3.3. Duration. The participation of a Participant shall end when no further benefits are payable to him on account of his participation in the Plan.

          3.4. Reemployment. (a) If a reemployed Employee was a Participant at the time of his termination of employment, he shall immediately resume active participation in the Plan upon his reemployment and credit for his Hours of Service and Years of Service prior to his termination shall be reinstated.

                 (b) If a reemployed Employee was not a Participant at the time he was terminated, his Hours of Service shall be immediately reinstated and he shall become a Participant as provided in Section 3.1.

                 (c) If a reemployed Employee was not a Participant at the time he was terminated, and such Employee has incurred a Break in Service, his Hours of Service will not be credited and such Employee shall be treated as a new Employee.

          3.5.  Establishment and Maintenance of Separate Accounts.

                 (a) The Administrative Committee shall establish and maintain or cause to be established and maintained in respect to each Participant an Account showing his interest under the Plan and in the Trust Fund (including separate accounts showing his respective interests, if any, in each of the Investment Funds) with respect to (i) Pre-tax Contributions made under Section 4.1, (ii) Company Contributions made under Sections 5.1 and 5.2, (iii) Roll-over Contributions made pursuant to Section 4.6, (iv) other
Accounts (as set forth in Appendix A), and (v) such other accounts as may be needed from time to time, and all other relevant data pertaining thereto. Each Participant shall be furnished with a written statement of his Account and the value of each such separate interest at least annually and upon any distribution to him. In maintaining the Accounts under the Plan or causing them to be maintained, the Administrative Committee may conclusively rely on the valuations of the Trust Fund made in accordance with the Plan and the terms of the Trust Agreement.

                 (b) The establishment and maintenance of, or allocations and credits to, the Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust.



                       SECTION 4.  SAVINGS FEATURES

          4.1. Pre-tax Contributions. For each Plan Year, a Participant may elect, subject to such terms and conditions as issued by the Administrative Committee, to have his Participating Company reduce his Compensation and contribute such amount (which shall be in whole percentages from 1% to 15% of his Compensation) on his behalf to the Plan as a Pre-tax Contribution. However, in no event may a Participant have a Pre-tax Contribution of more than $9,240, as adjusted, for Plan Years beginning after December 31, 1994, for increases in the cost of living in accordance with
Section 402(g)(5) of the Code, contributed to the Plan on his behalf in a Plan Year. Notwithstanding the foregoing and as described in Section 4.4, the Administrative Committee reserves the right, with or without notice, to limit a Highly Compensated Participant's Pre-tax Contributions as may be necessary in order to comply with the requirements of the Code. The Company shall transfer all Pre-tax Contributions to the Trustee as soon as practical and shall credit the first 3% of contributions to the 401(k) matched account and all other Pre-tax Contributions in excess of 3% to the 401(k) unmatched account. All Pre-tax Contributions under this Section shall be made by payroll deduction.

          4.2. Distribution of Excess Pre-tax Contributions. In the event that the aggregate amount of Pre-tax Contributions exceeds the limitation set forth in Section 4.1, the amount of such excess, increased by any income and decreased by any loss allocable thereto shall be distributed to the Participant making such excess Pre-tax Contributions not later than April 15 of the calendar year following the calendar year in which the excess occurred. If a Participant also participates, in any calendar year, in any other plans subject to the limitations set forth in Section 402(g) of the Code and has made excess deferrals under the Plan when combined with the other plans subject to such limits, to the extent the Participant designates, in writing submitted to the Administrative Committee no later than the March 1 of the calendar year following the calendar year for which the Pre-tax Contributions were made, any Pre-tax Contributions under the Plan as excess deferrals, the amount of such designated excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to the Participant no later than April 15 of the calendar year following the calendar year for which the Pre-tax Contributions were made. The income or loss allocable to any excess deferrals distributed pursuant to this Section 4.2 shall be equal to 10% of the income or loss for the period between the end of the Plan Year and the date of such distribution multiplied by the number of calendar months which have elapsed since the end of the Plan Year. For purposes of determining a calendar month, a distribution made on or before the 15th day of the month will be treated as being made on the last day of the preceding month; a distribution made after the 15th day of the month will be treated as being made on the last day of such month. The amount of excess deferrals that may be distributed with respect to a Participant shall be reduced by any excess contributions previously distributed pursuant to
Section 4.6 with respect to such Participant for the Plan Year beginning with or within the Calendar Year to which such excess deferrals relate.

          4.3.  Election to Institute, Change, or Resume Contributions.

A Participant may elect to begin, change, resume, or suspend Pre-tax Contributions as of the first day of any month by filing a prescribed form with the Administrative Committee at least 15 days prior to such date. The Administrative Committee may, in its discretion and in a uniform and nondiscriminatory manner, waive its right to such written notice at any time and from time to time.

          4.4. Limitation on Pre-tax Contributions. Notwithstanding the Pre-tax Contributions made pursuant to Section 4.1, the Actual Deferral Percentage of the Highly Compensated Employees shall not exceed the greater of (i)and (ii), where (i) is the Actual Deferral Percentage for such Plan Year for the Eligible Employees who are not Highly Compensated Employees multiplied by 1.25; and (ii) is the Actual Deferral Percentage for such Plan Year for the Eligible Employees who are not Highly Compensated Employees multiplied by 2.0; provided that the Actual Deferral Percentage of the Highly Compensated Employees does not exceed the Actual
Deferral Percentage for such other Eligible Employees by more than two percentage points or that the aggregate test described in
Section 4.5(d)(ii) is passed. Without the consent of a Participant, the Administrative Committee may reduce or suspend the Pre-tax Contribution rate of a Highly Compensated Employee, return the respective portions of excess Pre-tax Contributions increased by any income and decreased by any losses of Highly Compensated Employees to such Highly Compensated Employees in accordance with
Section 4.5.

                 (a) A Participant's Pre-tax Contribution will be taken into account under the Actual Deferral Percentage test, as described herein, for a Plan Year only if such Contribution relates to Compensation that either (i) would have been received by the Participant during the Plan Year, but for the election pursuant to
Section 4.1 or (ii) is attributable to Hours of Service performed by such Participant during the Plan Year and would have been received by the Participant within two and one-half months after the close of the Plan Year, but for the election pursuant to
Section 4.1. A Participant's Pre-tax Contribution will be taken into account under the Actual Deferral Percentage test for a Plan Year only if it is allocated to the Participant's Pre-tax Contribution Account as of a date within such Plan Year. A Pre-tax Contribution will be considered allocated within a Plan Year if such allocation is not contingent on participation or the performance of service after such date and the Pre-tax Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which such contribution relates. An Eligible Employee's Actual Deferral Ratio shall be zero if no Pre-tax Contribution is made on his behalf for such Plan Year. If the Plan and one or more other plans which include cash or deferred arrangements are considered as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, the cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of this Section 4.4. The Actual Deferral Ratio under this
Section 4.4 for any Highly Compensated Employee who participates in two or more Code Section 401(k) cash or deferred arrangements of the Employer, shall be determined as if all such Section 401(k) cash or deferred arrangements were treated as one Section 401(k) cash or deferred arrangement. For purposes of determining the Actual Deferral Ratio of a Participant who is a Highly Compensated Employee subject to the family aggregation rules of Section 414(q)(6) of the Code because he is either a five percent owner or one of the 10 most Highly Compensated Employees, as described in
Section 414(q)(6), the Pre-tax Contributions of such Highly Compensated Employee shall include the Pre-tax Contributions and salary of his Family Members, and such Family Members shall not be considered as separate Eligible Employees in determining the Actual Deferral Ratio.
          4.5.  Refund of Excess Contributions.

                 (a) The Administrative Committee shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether one of the Actual Deferral Percentage tests is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 4.1. In the event that neither of such Actual Deferral Percentage tests is satisfied, the Administrative Committee shall, to the extent permissible under the Code and IRS Regulations, refund the excess contributions in the manner described in this Section 4.5.

                 (b) Excess Contributions shall be determined for each such Highly Compensated Employee by reducing Pre-tax Contributions made on behalf of Highly Compensated Employees as follows:
First, the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio is reduced to the extent necessary to satisfy the Actual Deferral Percentage test or cause such Ratio to equal the Actual Deferral Ratio of the Highly
Compensated Employee with the next highest Ratio. Second, this process shall be repeated until the Actual Deferral Percentage test is satisfied. The amount of excess contributions of a Highly Compensated Employee is then equal to the total of the Pre-tax Contributions taken into account for the Actual Deferral Percentage test less the product of the Highly Compensated Employee's reduced Actual Deferral Ratio, if applicable, as determined pursuant to this Section 4.5 and his salary. This procedure shall be known as the leveling method, as described in IRS Regulation Section 1.401(k)-1(f)(2). In the case of a Highly Compensated Employee whose Actual Deferral Ratio is determined under the family aggregation rules, the amount of excess Pre-tax Contributions, shall be determined by reducing the Actual Deferral Ratio in accordance with the leveling method described in this Section 4.5 and the excess Pre-tax Contributions are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined. The distribution of such excess Pre-tax Contributions shall be made to Highly Compensated Employees to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess Pre-tax Contributions were made, but in no event later than the end of the Plan Year following such Plan Year or, in the case of the termination of the Plan in accordance with Section 16, no later than the end of the 12-month period immediately following the date of such termination. Notwithstanding the foregoing provisions of this Section 4.5, the amount of excess Pre-tax Contributions to be distributed pursuant to Section 4.2 with respect to a Participant for a Plan Year shall be reduced by any excess Pre-tax
Contributions distributed to such Participant for such Plan Year pursuant to Section 4.1. In no case may the amount of excess Pre-tax Contributions to be refunded with respect to any Highly
Compensated Employee exceed the amount of Pre-tax Contributions made on behalf of the Highly Compensated Employee for the Plan
Year.

                 (c)  The distribution of any excess Pre-tax
Contributions shall include the gains and losses allocable thereto for the Plan Year. The gain or loss allocable to the excess Pre-tax Contributions for the period between the end of the Plan Year and the distribution date is equal to 10% of the income allocated to such excess contributions for the Plan Year multiplied by the number of calendar months which have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months, a distribution occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month, a distribution made after the 15th day of the month will be treated as having been made on the first day of the next month. Notwithstanding the foregoing provisions of this Section, the amount of excess Pre-tax Contributions to be distributed with respect to a Highly Compensated Employee for a Plan Year, shall be reduced by any excess Pre-tax Contributions distributed to such Participant for such Plan Year pursuant to
Section 4.1. In no case may the amount of such distributed excess Pre-tax Contributions exceed the amount of Pre-tax Contributions made on behalf of the Highly Compensated Employee for the Plan Year.

                 (d) (i) Notwithstanding any other provision of the Plan, the sum of the Actual Deferral Percentage of those Eligible Employees who are Highly Compensated Employees and the Actual Contribution Percentage of those Eligible Employees who are Highly Compensated Employees shall not exceed the aggregate limit determined in accordance with Section 4.5(d)(ii).

                      (ii)  For purposes of this Section
4.5(d)(ii), the "aggregate limit" for a Plan Year means the greater of (A) and (B) where (A) is the sum of (1) 1.25 multiplied by the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of those Eligible Employees who are not Highly Compensated Employees, and (2) two plus the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of those Eligible Employees who are not Highly Compensated Employees, provided that the amount shall not exceed twice the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of those Eligible Employees who are not Highly Compensated Employees and (B) is the sum of (1) 1.25 multiplied by the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of those Eligible Employees who are not Highly Compensated Employees, and (2) two plus the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of those Eligible Employees who are not Highly Compensated Employees, provided that this amount shall not exceed twice the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of those Eligible Employees who are not Highly Compensated Employees.

                      (iii)  The Administrative Committee shall
determine as of the end of the Plan Year, and at such time or times in its discretion whether the aggregate limit has been exceeded. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 4.1, then determining the treatment of excess contributions under Section 4.1, and then determining the treatment of excess aggregate contributions under Section 5.1(d). In the event that the aggregate limit is exceeded the Actual Contribution percentage of those Eligible Employees who are Highly Compensated Employees shall be reduced in the same manner as described in Sections 5.1 until the aggregate limit is no longer exceeded.

          4.6.  Rollover Contributions.

                 (a)  A Participant may make a Rollover
Contribution to the Plan at any time of a Qualified Plan Rollover Contribution or an Individual Retirement Account Rollover Contribution. The Plan will also accept a Direct Rollover of an amount paid to the Plan on behalf of a Participant which would qualify as a Qualified Plan Rollover Contribution if paid to the Eligible Employee. If a Participant elects to make a Rollover Contribution, the Participant shall supply the Administrative Committee with evidence, assurances, opinions and certifications it may deem necessary to establish to its satisfaction that the amounts to be contributed qualify as a Qualified Plan Rollover Contribution, an Individual Retirement Account Rollover Contribution or a Direct Rollover and will not affect the qualification of the Plan or the tax-exempt status of the Trust under Sections 401(a) and 501(a) of the Code, respectively. The amount so transferred must consist of cash distributed from such other plan or any portion of the cash proceeds from the sale of distributed property other than cash, to the extent permitted by Section 402(a)(6)(D) of the Code.

                 (b) Any Rollover Contribution shall be allocated to the appropriate Participant's Rollover Contribution Account which shall be established and separately accounted for, shall be invested in accordance with the direction of the Participant pursuant to Section 7, be debited or credited in accordance with Section
8, and shall be distributed in the same manner and at the same time as described in Sections 9 and 11 with respect to a distribution of benefits under the Plan to such Eligible Employee.

                 (c) Each request by any Eligible Employee to make a Rollover Contribution shall be subject to review by the Administrative Committee which shall make a case by case determination that each Rollover Contribution meets the requirements set forth in Section 4.6(a) and such other requirements or conditions as the Administrative Committee may, from time to time and in its sole discretion, impose; provided, however, that any determination made by the Administrative Committee pursuant to this Section
4.6(c) shall not have the effect of discriminating in favor of Employees who are officers, shareholders or Highly Compensated Employees.




                     SECTION 5.  COMPANY CONTRIBUTIONS

          5.1.  Company Matched Contributions.  A Participating
Company will contribute $1.00 for each $1.00 of 401(k) Matched
Contributions of each Participant up to 3% of Compensation.

          5.2. Company Discretionary Contributions. For each Taxable Year, a Participating Company may on a discretionary basis contribute to the Plan a fixed dollar amount or a percentage of the total Compensation paid by such Participating Company to a Participant who participated in the Plan for such Plan Year; provided however, that an Employee who was not a Participant in a Prior Plan or who was not an Employee of the Company on January 1, 1991 shall not be entitled to receive a Company contribution until the completion of at least one Year of Service with a Participating Company. Such amount or percentage, if any, shall be determined by resolution of the Board of Directors of such Participating Company following the end of each Plan Year. The Company shall deliver a copy of such resolution fixing the annual contributions of the Participating Company duly certified by the Secretary or Assistant Secretary of the Company to the Trustee as soon as practical following the end of such Plan Year. In no event shall any contribution by a Participating Company exceed the amount deductible by it for federal income tax purposes. On or about the date of determination of the contribution, the Administrative Committee shall be advised of the amount of such payment upon which its allocation is to be calculated.

          5.3. Time of Payment of Company Contributions. A Participating Company may make payment of its contribution, if any, for any Taxable Year on any date or dates it elects, provided that the total amount of its contribution for any Taxable Year shall be paid in full on or before such date as the Federal income tax laws applicable to such payment require the payment to e made in order to permit deduction of such payment for such Taxable Year.

          5.4. Form of Payment of Company Contributions. The Participating Company's contribution for a Taxable Year shall be paid directly by the Company to the Trustee in cash or, at the option of the Participating Company, in whole or in part in other property acceptable to the Trustee.

          5.5. Maintenance of Accounts Shall Not Vest any Right in Assets. The establishment and maintenance of, or allocations and credits to, the Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust.

          5.6.  Limitation on Company Matched Contributions.

                 (a)  Notwithstanding any other provision of this
Section 5, the Actual Contribution Percentage for the Plan Year for Highly Compensated Employees shall not exceed the greater of the following Actual Contribution Percentage tests: (A) the Actual Contribution Percentage for such Plan Year of those Eligible Employees who are not Highly Compensated Employees multiplied by 1.25, or (B) the Actual Contribution Percentage for the Plan Year of those Eligible Employees who are not Highly Compensated
Employees multiplied by 2.0; provided that the Actual Contribution Percentage for Highly Compensated Employees does not exceed the Actual Contribution Percentage for such other Eligible Employees by more than two percentage points. An Eligible Employee's Actual Contribution Percentage shall be zero if no contributions are made on his behalf for such Plan Year. If the Plan and one or more other plans of the Employer to which Pre-tax Contributions, Company Matched Contributions, or Company Discretionary
Contributions are made are treated as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, all Pre-tax
Contributions, Company Matched Contributions, or Company Discretionary Contributions of such plans shall be treated as being made under a single plan for purposes of this Section 5.6. The Actual Contribution Ratio taken into account under this Section 5.6 for any Highly Compensated Employee who is eligible to receive Company Matched Contributions or Company Discretionary
Contributions under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer shall be determined as if all such contributions were made under a single plan. The determination and treatment of the Actual Contribution Ratio of any Participant shall satisfy such other requirements as may be required by the IRS Regulations. For purposes of determining the Actual Contribution Ratio of a Participant who is a Highly Compensated Employee subject to the family aggregation rules of
Section 414(q)(6) of the Code because such Highly Compensated Employee is either a five percent owner or one of the 10 most
Highly Compensated Employees as described in Section 414(q)(6) of the Code, the Company Matched Contributions and Company
Discretionary Contributions and salary of such Participant shall include the Company Matched Contributions and Company Discretionary Contributions and salary of Family Members and such Family Members shall not be considered as separate Eligible Employees in determining the Actual Contribution Percentage.

                 (b) The Administrative Committee shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether one of the Actual Contribution Percentage tests specified in Section 5.6 is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 4.2 and then determining the treatment of excess Pre-tax Contributions under Section 4.5. In the event that neither of the Actual Contribution Percentage tests is satisfied, the Administrative Committee shall refund or forfeit the excess aggregate contributions in the manner described in Section 5.6.

                 (c) For purposes of this Section 5.6, "excess aggregate contributions" means, with respect to any Plan Year and with respect to any Participant, the excess of the aggregate amount of contributions (and any earnings and losses allocable thereto) made to (A) the Company Contribution Account (except to the extent used to meet the requirements of Section 4.4), and (B) the Pre-tax Contribution Account (to the extent permitted by the IRS
Regulations and if the Administrative Committee elects to take into account Pre-tax Contributions when calculating the Actual
Contribution Percentage under Section 5.6(a)) of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions that could be made to the Company Contribution
Account and Pre-tax Contribution Account of such Participants without violating the requirements of Section 5.6(a). The amount of each Highly Compensated Participant's excess aggregate contributions shall be determined as follows: First, the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio is reduced to the extent necessary to satisfy the Actual Contribution Percentage test under
Section 5.6(a) or cause such Ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest
Ratio.  Second, the process is repeated until the Actual
Contribution Percentage test is satisfied. The amount of excess aggregate contributions for a Highly Compensated Employee is then equal to the total of the contributions taken into account for the Actual Contribution Percentage test minus the product of the Employee's reduced Actual Contribution Ratio as determined above and the Employee's Salary. This process shall be known as the levelling method, as described in IRS Regulation Section 1.401-
(m)1(e)(2). In the case of a Highly Compensated Employee whose Actual Contribution Ratio is determined under the family aggregation rules, the amount of excess aggregate contributions, as defined in this Section 5.6(c), shall be determined by reducing the Actual Contribution Ratio in accordance with the leveling method described in this Section 5.6(c) and the excess aggregate contributions are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined.

                 (d) If the Administrative Committee is required to refund or forfeit excess aggregate contributions for any Highly Compensated Participant for a Plan Year in order to satisfy the requirements of Section 5.6(a), then the refund or forfeiture of such excess aggregate contributions shall be made with respect to such Highly Compensated Participants to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess aggregate contributions were made, but in no event later than the end of the Plan Year following such Plan Year or, in the case of the termination of the Plan in accordance with Section 16, no later than the end of the 12-month period immediately following the date of such termination. For each such Participant, amounts so refunded or forfeited shall be made in the following order of priority: (A) to the extent permitted by law, by forfeiting nonvested amounts contributed to the Company Contribution Account, and earnings thereon; (B) by distributing vested amounts contributed to the Company Contribution Account, and earnings thereon, of the Highly Compensated Participant; and (C) by distributing amounts contributed to the Pre-tax Contribution Account (to the extent such amounts are included in the Actual Contribution Percentage), including amounts contributed to the Company Contribution Account, and earnings thereon, to the extent such amounts were based on Pre-tax Contributions so distributed, and earnings thereon. However, in no case may the amount of excess aggregate contributions refunded or forfeited with respect to any Highly Compensated Employee exceed the amount of Company Matched Contributions under Section 5.1 made on behalf of the Highly Compensated Employee for the Plan Year.
All such distributions and forfeitures shall be made to, or shall be with respect to, Highly Compensated Participants on the basis of the respective portions of such amounts attributable to each such Highly Compensated Participant as determined under Section 5.6(b). The distribution of any excess aggregate contributions shall include the gains and losses allocable thereto for the Plan Year, as well as for the period between the end of the Plan Year and the date of the distribution. The gain or loss allocable to excess aggregate contributions is the gain or loss allocable to the Participant's Company Contribution Account attributable to contributions under Section 5.1 (and any Pre-tax Contribution included in the Actual Contribution Percentage test) to the extent not included in the Actual Deferral Percentage test multiplied by a fraction, the numerator of which is the excess aggregate contribution for the Participant of the Plan Year and the denominator is the Participant's Company Contribution Account attributable to contributions under Section 5.1 (and all amounts treated as such for purposes of the Actual Contribution Percentage test) at the end of such Plan Year, without regard to gains and losses attributable to such Accounts for the Plan Year. The gain or loss allocable to the excess aggregate contributions for the period between the end of the Plan Year and the distribution date is equal to 10% of the income allocated to such excess aggregate contributions for the Plan Year multiplied by the number of calendar months which have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months, a distribution occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month, a distribution made after the 15th day of the month will be treated as having been made on the first day of the next month.
The amount of any forfeitures made pursuant to the Section 5.6 shall be used to reduce Company Contributions in accordance with
Section 8.4.




       SECTION 6.  ALLOCATION OF COMPANY AND MATCHING CONTRIBUTIONS

          6.1.  Allocation of Discretionary Company Contributions.

                 (a) The Administrative Committee shall allocate the contribution of each Participating Company made in accordance with Section 5.2 among all Participants who are (i) employed by a Participating Company as of the last day of the Plan Year and (ii) eligible to receive a Company Contribution pursuant to Section 5.2. The contribution shall be allocated to the Company Discretionary Contribution Account of each such eligible Participant based upon the formula described in Section 6.2.

                 (b) If he was not employed by the Employer on the last day of the Plan Year, then a contribution will be allocated with respect to a Participant whose participation in the Plan
terminated during the Plan Year solely because of:  (i)   the
attainment of (1) age 65 or (2) age 55 and the completion of 10 Years of Service, (ii) his death or (iii) his Disability. If the Plan fails to satisfy Section 401(a)(26) of the Code, Company Contributions under Section 5.2 shall be allocated among the Eligible Employees who are Participants for the Plan Year in which such contributions are made, in the proportion that the Compensation of each Participant bears to the total Compensation of all Participants for such Plan Year based upon the formula described in Section 6.2.

          6.2.  Discretionary Company Contribution Formula.

                 (a) The Discretionary Company Contribution will be allocated to the Participants' Accounts by multiplying the Participant's Base Compensation by the Base Contribution Percentage and adding to the product his Excess Compensation multiplied by the Excess Contribution Percentage.

                 (b) The Base Contribution Percentage shall equal the Company Discretionary Contribution divided by the sum of the Base Compensation of all Participants plus 2 times the Excess Compensation of all Participants. The Excess Contribution Percentage shall equal 2 times the Base Contribution Percentage, but in no event shall it be more than 5.7 percentage points above the base contribution percentage or such other maximum as may be announced by the IRS.

          6.3. Allocation of Matching Contribution. A Participating Company's Company Matching Contributions for any Taxable
Year under Section 5.1 shall be allocated by the Administrative
Committee or its agent, as promptly as administratively possible after such Contribution shall have been made, to the Matching
Contribution Account of each Participant of such Participating
Company on whose behalf a Matching Contribution has been made.




                  SECTION 7.  INVESTMENT OF CONTRIBUTIONS

          7.1. Investment by Trustees. All monies, securities or other property received as contributions under the Plan shall be delivered to the Trustee, to be managed, invested, reinvested and distributed for the exclusive benefit of the Participants and their Beneficiaries in accordance with the Plan, the Trust and any agreement with an insurance company or other financial institution constituting a part of the Plan and the Trust.

          7.2. Investment Funds. (a) The Trust shall consist of the Investment Funds, in each of which each Participant who has any interest therein shall have an undivided proportionate interest. The Investment Committee shall have, from time to time and at any time, the right to establish additional Investment Funds to implement and carry out investment objectives and policies as established by the Investment Committee. The Investment Committee may from time to time delete Investment Funds on at least 30 days' prior written notice to the Trustee. Each Participant's undivided proportionate interest in each Investment Fund of the Trust shall be measured by the proportion that his account balance in such Investment Fund bears to the total account balances of all Participants in that Investment Fund as of the date that such interest is being determined. Interest, dividends and other distributions received and gains realized on securities or other property held in any Investment Fund shall be reinvested in such Investment Fund.

                 (b) The Investment Funds shall consist of the following investments:

                      (1)   A "Company Stock Fund" which shall be
invested in the common stock of Ogden Corporation and cash;

                      (2) An "Equity Fund" which shall be invested by a professional manager or managers in such other companies' common stocks and other securities whose investment objectives are a blend of targets for appreciation, current income and growth in dividends;

                      (3)   A "Fixed Income Fund" which shall be
invested in guaranteed interest or bank investment contracts or synthetic guaranteed interest or investment contracts, with the earnings of such contracts being blended for allocation purposes;

                      (4)   A "Merrill Lynch Treasury Fund", a
mutual fund which invests in a portfolio of United States Treasury securities and equivalents; and, effective October 1, 1994,

                      (5) The "Fidelity Magellan Fund" which shall be invested by a professional manager or managers in common stock and securities convertible into common stock of domestic, foreign and multinational issuers of all sizes that offer potential for growth; and

                      (6) The "T. Rowe Price International Stock
Fund" which shall be invested by Rowe Price-Fleming International Inc. in primarily common stocks of established non-United States companies in the Far East, Europe, South Africa, Australia, Canada and other areas.

          7.3.  Investment Elections.

                 (a) A Participant's Pre-tax Contributions and Company Contributions shall be invested, at the written election of the Participant, in accordance with one of the following options: (i) 100% in one of the available Investment Funds; or
(ii) in more than one Investment Fund in multiples of 5%. If a Participant does not make a written election, he shall be deemed to have elected to have his Account invested in the Merrill Lynch Treasury Fund. Each Participant is solely responsible for the selection of his investment options and the availability of an Investment Fund to Participants for investment under the Plan shall not be construed as a recommendation for investment in such Investment Fund.

                 (b) Any investment direction given by a Participant shall be deemed to be a continuing direction until changed.
A Participant may change his investment election under Section
7.3(a) with respect to future contributions as of the first day of each calendar quarter, provided, that such direction is given in writing, by filing an appropriate form with the Administrative Committee at least 30 days prior to such date or such earlier date as permitted by the Administrative Committee in accordance with rules uniformly applicable to Participants on a nondiscriminatory basis.

                 (c) Subject to such rules as may be imposed by the Trustee or other financial institution, a Participant may elect to transfer amounts in his Account among the Investment Funds as of the first day of each calendar quarter, provided that such direction is given in writing by filing an appropriate form with the Administrative Committee at least 30 days prior to such date.
A Participant may transfer such amounts among the Investment Funds such that the value of his Account is invested 100% in one of the available Investment Funds or in more than one Investment Fund, allocated in multiples of 5%.

                 (d) The net credit balances in Participants' Accounts in the respective Investment Funds of the Trust Fund shall be adjusted, upward or downward, pro rata, so that such net credit balances will reflect the investment earnings of each Investment Fund of the Trust Fund as of that Valuation Date, using fair market values as determined by the Trustee and reported to the Administrative Committee, after such investment earnings for the appropriate Investment Fund has been reduced by any expenses chargeable to that Investment Fund which have been paid and which may be incurred but not yet paid.


                  SECTION 8.  VALUATIONS AND ADJUSTMENTS


          8.1. Separate Accounts. The Administrative Committee shall maintain separate accounts in accordance with Section 4 and 5 for each Participant in the Plan and such other accounts pursuant to Appendix A. The Account of each Participant shall be credited with Contributions made on his behalf by a Participating Company and with earnings attributable to the assets held in his Account in accordance with Section 8.2. A Participant's Account shall be reduced by (i) all payments made to him or on his behalf, (ii) any amounts forfeited by him in accordance with Section 10.4, and
(iii) any net losses attributable to the assets held in his Account.

          8.2.  Allocation of Earnings and Losses Valuation of
Trust.

                 (a) As of each Valuation Date in a Plan Year, and after giving effect to any hardship withdrawal under Section 9.4(b), any loan under Section 9.5, any transfer or rollover under Appendix A, but before giving effect to the receipt and allocation of any Company Contribution or Employee Pre-tax Contributions, and before giving effect to any repayments of loans under Section 9.5, the participation of any new Participants in the Plan, any adjustments, or any distributions under Section 11, all assets of the respective Investment Funds shall be valued at fair market value as determined by the Trustee. The Trustee shall adjust the net credit balances in the Accounts in the respective Investment Funds of the Trust Fund, upward or downward, pro rata, so that such net credit balances will reflect the investment earnings or losses of each Investment Fund of the Trust Fund as of that Valuation Date, using fair market values as determined by the Trustee and reported to the Administrative Committee. All determinations made by the Trustee with respect to fair market values and investment earnings shall be made in accordance with generally accepted principles of trust accounting, and such determinations when so made by the Trustee and any determinations by the Administrative Committee based thereon, shall be conclusive and binding upon all persons having an interest under the Plan.

                 (b) With respect to the valuation of the shares held in the Company Stock Fund pursuant to Section 7.2(b), the cash withheld from Participants shall be delivered to the Trustee as soon as practicable. Upon receipt of such cash, the Trustee shall purchase shares in the Company Stock Fund as may be needed and as soon as practicable. The shares purchased shall be valued under the Plan at the closing price as of the next succeeding Valuation Date. Subsequent to the valuation of shares upon first entering the Company Stock Fund, such shares shall be valued at the closing price as of each Valuation Date thereafter.

          8.3. Expenses. The expenses of administering the Plan, including (i) the fees and expenses of any Employee, investment manager, and of the Trustee for the performance of their duties under the Plan and the Trust, (ii) the expenses incurred by the members of each of the Committees in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants, consultants, and agents and cost of services rendered in respect of the Plan), and
(iii) all other proper charges and disbursements of the Trustee or the members of the Committees (including settlements of claims or legal actions approved by counsel to the Plan) may be paid out of the Trust Fund, and allocated to and deducted from the Accounts of Participants by the Committees in accordance with the provisions of
Section 8.2 above, if the Company does not pay such expenses directly. However, the fees, expenses, charges and disbursements attributable to any Investment Fund shall be charged against the investment earnings of such Investment Fund as provided in Section
8.2 unless such expenses are deducted from the income of such Investment Fund, or, if such Investment Fund has no investment earnings in that Plan Year, shall be deducted pro rata from the Accounts of Participants electing to invest in such Investment Fund. The Administrative Committee may, at its discretion, direct that certain expenses shall be paid out of specified Investment Funds if the Administrative Committee deems it appropriate to reflect the cost of such Investment Funds.

          8.4.  Allocation of Forfeitures.  Subject to Section
10.4(a), any forfeitures arising under the Plan shall be used to reduce the Company Contributions specified in Section 5.



                   SECTION 9.  ELIGIBILITY FOR BENEFITS

          9.1.  Retirement Date.

                 (a)  Any Participant who has attained his Normal
Retirement Age or his Early Retirement Date, shall have a nonforfeitable right to the value of his Account (reduced by any unpaid loans) and shall be entitled to benefits equal to the full value of his Account.

                 (b) If a Participant remains in employment after his Normal Retirement Date, or becomes a Participant after such date, he shall participate in the contributions and benefits of the Plan in the same manner as any other Participant. The deferred retirement date of a Participant who continues in employment after his Normal Retirement Date shall be the date of his termination of service.

                 (c) A Participant shall be considered to have retired for the purposes of the Plan on the date his employment terminates on account of his Disability, regardless of his age. The determination of the Administrative Committee as to whether a Participant is disabled and the date of such Disability shall be final, binding and conclusive.

          9.2. Distribution of Participant's Account on Retirement, Death, or Disability.

                 (a)  Upon the termination of service of a
Participant on or after his Normal Retirement Date, Early Retirement Date, (or by reason of his death or Disability), an amount equal to the value of the Participant's Account as of the Valuation Date coincident with or next following (i) the date Service is terminated, provided that the Committee has received all the necessary forms from the Participant shall be paid from the Trust Fund. Such payment shall be by the method of distribution described and at the time specified in Section 11.

                 (b)  Subject to Section 11.3, if a former
Participant dies before payment of the full value of his Account from the Trust Fund, an amount equal to the value of the unpaid portion thereof shall be paid to his Beneficiary from the Trust Fund. Such payment shall be made as specified in Section 11.

          9.3. Distribution on other Termination of Service. Upon the termination of employment of any Participant which occurs other than on his retirement and for any reason other than death or Disability, the terminated Participant shall be paid in a lump sum (other than shares held in the Company Stock Fund) an amount equal to the vested value of his Account. If the terminated Participant files appropriate forms requesting a distribution from the Plan, his Account will be valued as of the Valuation Date coincident with or next following the later of (i) the effective date of termination of employment, (ii) the date of termination from the payroll and (iii) the receipt by the Company of the appropriate forms requesting a distribution.

          9.4.  In-Service and Hardship Withdrawals.

                 (a) Notwithstanding the provisions of Section 9.2 and Section 9.3 the Administrative Committee may distribute to a Participant on the first day of any month following (i) his attainment of age 59-1/2 and (ii) the receipt of a written application, in a lump sum an amount equal to all or any part of the vested value of a Participant's Account.

                 Notwithstanding the provisions of Section 9.2 and
Section 9.3, the Administrative Committee may distribute to a Participant on the first day of any month following the receipt of a written application, in a lump sum an amount equal to all or any part of the value of the Participants' After-Tax Account (as provided for in Appendix A).

                 (b) Upon the receipt of a written application from a Participant, the Administrative Committee may distribute to a Participant any vested portion or all of a Participant's Account that has been vested to the extent necessary to enable such Participant to meet an immediate and heavy financial need in his financial affairs, provided that (i) such Participant shall establish to the satisfaction of the Administrative Committee, in accordance with principles and procedures established by the Administrative Committee which are applicable to all persons similarly situated, that a withdrawal to be made by him pursuant to this Section 9.4(b) is to be made by reason of an immediate and heavy financial need as defined below and that such withdrawal is not in excess of the amount required to relieve such immediate and heavy financial need, and (ii) no amount in a Participant's Account that is deemed invested in an outstanding loan to the Participant may be withdrawn. A withdrawal by reason of an immediate and heavy financial need under this Section 9.4(b) may be requested by a Participant only after he has (i) withdrawn all employee contributions permitted to be withdrawn under this or any other plan maintained by the Employer and (ii) made all loans currently available under Section 9.5 or under any other plan maintained by the Employer. The amount of any withdrawal pursuant to this
Section 9.4(b) shall not exceed the amount required to meet the financial emergency (including all applicable income taxes and penalties). Subject to the provisions of this Section 9.4(b), each Participant may withdraw all or any portion of the vested aggregate amount of his Pre-tax Contribution Account (excluding earnings on post 1988 Pre-tax Contributions) twice in a Plan Year.

                 A Participant shall give the Administrative
Committee written notice of a request for a withdrawal pursuant to the provisions of this Section 9 in accordance with such procedures as the Administrative Committee shall establish. No withdrawal pursuant to this Section 9 shall be of an aggregate amount less than $500. Withdrawals shall become effective on the last day of the month during which the Administrative Committee receives a properly executed withdrawal form, unless a later date is requested therein, provided such request is received within the first 15 days of the month in which the withdrawal is requested. Payment of any withdrawals pursuant to this Section 9.4(b) shall be made solely in cash. A Participant who makes a hardship withdrawal pursuant to this Section 9.4(b) shall be suspended from making any further Pre-tax Contributions for a period of twelve months, effective as of the next practicable payroll following the effective date of the withdrawal. Notwithstanding any other provision of the Plan, the Pre-tax Contributions of a Participant made in the Plan Year following the Plan Year during which a withdrawal pursuant to
Section 9.4(b) was made, shall not exceed the applicable limit under Section 402(g) of the Code for such Plan Year less the amount of Pre-tax Contributions made by the Participant during the Plan Year during which the withdrawal pursuant to Section 9.4(b) was made.

                 For purposes of this Section, the term "immediate and heavy financial need" means a situation in which a Participant or his dependents are confronted by extreme financial need that cannot be satisfied from other sources and shall be limited to the need of Funds for: (i) the payment of medical expenses described in Section 213(d) of the Code incurred by, or necessary (even though not yet incurred)/or the treatment of, the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Code); (ii) the Purchase (excluding mortgage payments) of a principal residence for the Participant;
(iii) the payment of tuition and related educational expenses for the 12 months following the date of the withdrawal for post-secondary education of the Participant, his spouse, children, or dependents (as defined in Section 152 of the Code); (iv) the prevention of the eviction of the Participant from his principal residence or the prevention of foreclosure on the mortgage of the Participant's principal residence; or (v) such other immediate and heavy financial emergency as determined by the Administrative Committee pursuant to uniformly applicable guidelines and IRS Regulations.

          9.5.  Loans.

                 (a) A Participant shall be entitled to apply for a loan from the vested value of his Account (other than shares held in the Company Stock Fund); provided, however, such Participant gives at least 15 days' prior written notice to the Administrative Committee. The maximum amount available for a loan under the Plan (when added to the outstanding balance of all other loans from the Plan to the Participant) shall not exceed 50% of the vested portion of the Participant's Account up to the maximum of $50,000, reduced by the excess (if any) of (i) the highest outstanding loan balance attributable to the Account of the Participant requesting the loan during the one year period ending on the day preceding the date of the loan, over (ii) the outstanding balance of all other loans from the Plan to the Participant on the date of the loan. Loans shall be granted in $50 increments with $500 established as the minimum amount of any loan. Authorization for such loans and the terms thereof shall be in the sole discretion of the Administrative Committee pursuant to uniform, nondiscriminatory rules consistently applied to all Participants. Effective January 1, 1995, only two outstanding loans are permissible under the Plan. There will be an administration fee charged for any second loan. Such administration fee will be paid directly by the Participant to the Company. For any loan approved prior to December 31, 1994, the Committee shall not grant a loan to any Participant unless and until a current unpaid loan for the same purpose including accrued interest, has been liquidated.

                 (b) As a condition for obtaining a loan, the Participant shall execute a promissory note payable to the Trust
Fund authorizing the repayment of the loan through payroll deductions, a reasonable maturity date (subject to the restrictions described below) and a rate of interest equal to the Trustee's announced prime lending rate plus 1% as in effect on the first business day of each month. The payment schedule shall provide for substantially level amortization with payments not less frequently than quarterly, equal to the amount necessary to amortize the balance due at maturity. The maturity date for any loan will not be more than five years after the date of the loan except for loans to acquire a principal residence which will have a maturity date that is not more than ten years after the date of the loan. A loan may not have a maturity date of less than six months after the date of the loan. Each payment of principal and interest shall be transmitted to the Trustee as soon as practicable after receipt by the Participating Company. The outstanding balance of any loan may be fully repaid at any time without penalty.

                 (c) If a Participant has obtained a loan and subsequently defaults in making any repayment installment when due, and such default continues for 90 days thereafter, or in the event of the Participant's bankruptcy, impending bankruptcy, insolvency or impending insolvency, the loan shall be deemed to be in default and the entire unpaid balance shall immediately become due and payable. However, at the option of the Administrative Committee, the installments in default and all future installments may instead be withheld from the Participant's salary. If the unpaid balance becomes due and payable at any time, the Administrative Committee may direct the Trustee to pursue collection of the debt by any means generally available to a creditor where a promissory note is in default. If there remains any unpaid balance due on a loan to a Participant at the time his employment terminates for any reason, the loan shall terminate and the Trustee shall distribute to the Participant the promissory note evidencing the loan. However, the Participant, or his Beneficiary, shall have the right to repay such unpaid balance before receiving a distribution of his Account pursuant to Section 11. In no event shall any repayment of principal amounts on a loan obtained under this Section, or interest thereon, be taken into account in determining whether the limitations described in Section 12 (to conform to the requirements of Section 415 of the Code) are exceeded.

                 (d) A loan shall be deemed an investment of the borrowing Participant's Account and shall not reduce the amount credited to his Account. At the time a loan is made, the amount loaned shall first be deemed an investment of, and allocated to, the Participant's Vested Interest in his Company Matched Contribution Account; to the extent the loan is in excess of such amounts, it shall then be deemed an investment of, and allocated to the Participant's 401(k) Matched Account not already allocated to a loan; to the extent it is in excess of such amounts, it shall then be deemed an investment of, and allocated to, the Participant's 401(k) Unmatched Account not already allocated to a loan; for those Participants that participated in the Lenzar Electro-Optic, Inc. Profit Sharing Plan, to the extent it is in excess of such amounts, it shall be deemed an investment of and allocated to such Participants' Prior 401(k) Account, as described in Appendix A, not already allocated to a loan; to the extent it is in excess of such amounts, it shall then be deemed an investment of, and allocated to, the Participant's Vested Interest in his Company Discretionary Account not already allocated to a loan and, for those Participants who participated in the Prior Plans, to the extent it is in excess of such amounts, it shall be deemed an investment of and allocated to their (i) Prior Company Accounts,
(ii) Rollover Contribution Accounts and (iii) After-Tax Accounts, in such order, to extent the loan is in excess of such amounts.

                 (e) The Investment Funds in which the Participant's Account is invested in accordance with Section 7 of the Plan shall be reduced by the amount of any loan made hereunder in the ratio that the value of each such Investment Fund bears to the value of all Investment Funds in which the Participant's Accounts are invested; provided, however, that the Company Stock Fund may not be reduced for any loan made hereunder.

                 (f)  The Administrative Committee shall, in
accordance with its established standards, review and approve or disapprove a completed application as soon as practicable after its receipt thereof, and shall promptly notify the applicant of such approval or disapproval. In addition, in the event the Trustee, in its sole discretion, determines that it is not reasonably and prudently able, in the interests of Participants and Beneficiaries, to liquidate the necessary amount from any of the Investment Funds, the Trustee shall notify the Administrative Committee, and the amount to be paid to each Participant whose completed application designated that a loan be made from such Investment Fund shall be reduced in proportion to the ratio which the aggregate amount that the Trustee has advised the Administrative Committee may prudently be liquidated bears to the aggregate amount which all such Participants designated to be paid from such Investment Fund.

                 (g)  The right to receive loan repayments,
including interest thereon, shall be considered an asset of the Plan and all loan repayments of principal and interest shall be credited to the Investment Funds that the Participant's future contributions are allocated on the date of such repayment in the same proportion as that in which each was liquidated and credited to the Account in the order reversed to the order used to make payment of the loan proceeds to the Participant.

                 (h)  Outstanding loans shall share in Plan
expenses in a manner determined by the Administrative Committee.
The Administrative Committee shall apply these rules on a uniform and nondiscriminatory basis. With appropriate notice, the Administrative Committee may amend these rules, including amendments that affect outstanding loans, as may be required to conform to applicable law or regulation.

          9.6.  Restrictions on Distributions.   Notwithstanding
any other provision of the Plan, a Participant's Pre-tax Contribution Account may not be distributed earlier than upon one of the following events: (i) The Participant's Retirement, death, Disability or termination of employment; (ii) the termination of the Plan without the establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan or a simplified employee plan); (iii) the Participant's attainment of age 59-1/2 or upon the Participant's Hardship as described in Section 9.4(b); or (iv) the sale or disposition by the Employer to an unrelated corporation of (1) substantially all of the assets used in a trade of business or (2) the Employer's interest in a subsidiary, but only with respect to Participants who continue employment with the acquiring corporation or the subsidiary, as the case may be, and the acquiring corporation does not maintain the Plan after the disposition.



                       SECTION 10.  VESTED INTERESTS

          10.1. Pre-tax Contributions. A Participant will be 100% vested and have a nonforfeitable right to the value of his Pre-tax Contribution Account.

          10.2. Company Contributions. A Participant will become 100% vested and have a nonforfeitable right to the value of the Company Contribution Account upon his (i) Normal Retirement Age,
(ii) Early Retirement Date, (iii) death, (iv) Disability, or (v) completion of five Years of Vesting Service. Any Participant who was eligible to participate in the Plan on December 31, 1990 shall be 100% vested in his Account. An Eligible Employee in the employ of Lenzar Electro-Optics, Inc. who became a Participant on April 1, 1994, shall be 100% vested in his Account.

          10.3. Transferred Accounts. A Participant will be 100% vested in any account transferred to the Plan as referenced in Appendix A.

          10.4.  Break in Service for Vesting.

                 (a)  If a terminated Participant incurs five
consecutive Breaks in Service before he returns to the employment of the Employer, any excess of the amount credited to such terminated Participant's Account over his Vested Interest shall be permanently forfeited by him upon the fifth such consecutive Break in Service, or upon receipt of his Vested Interest upon termination of service, whichever is earlier.

                 (b) If the terminated Participant returns to the employment of the Employer prior to incurring five consecutive Breaks in Service, any excess of the amount credited to such terminated Participant's Account over his Vested Interest shall be reinstated and recredited, if necessary, by additional Company Contributions by his Participating Company to the Participant's Company Contribution Account as of the last day of the month in which the terminated Participant performs an Hour of Service, the last day of the next following month or by a priority reallocation of the then current forfeitures. As of any Valuation Date thereafter, such Participant's Vested Interest shall be determined by (i) adjusting the amount of his Account on the date of his most recent termination of employment as if such amount had been held in the Trust since the date of distribution as provided in Section 8, and then (ii) multiplying his Vested Interest by such adjusted total account, and then (iii) subtracting the amount of his distribution on his most recent termination of employment, adjusted as if such distribution had been held in the Trust since the date of his distribution as provided in Section 8, from his adjusted total account. Such Participant may repay to the Plan, in one lump cash sum within two years after reemployment, the full amount distributed to him pursuant to his prior termination of employment. Any amount repaid pursuant to this Section 10.4(b) shall be invested in the Investment Funds in the proportions selected in the most recent written election filed by the Participant with the Administrative Committee pursuant to Section 7.3



                SECTION 11.  METHOD OF PAYMENT OF BENEFITS

          11.1. Payment of Benefits. Any benefit payable under the Plan pursuant to Section 9 shall be paid in one lump cash sum; provided, however, that a Participant may elect to receive the value of his Company Stock Fund in shares of Ogden Corporation Common Stock; further, provided, that with respect to a Participant's March 31, 1994 account balance under the Lenzar Electro-Optics, Inc. Profit Sharing Plan, such Participant may elect to have said account balance distributed by any method of payment which was available under such Plan as in effect on March 31, 1994.

          11.2.  Commencement of Payment.

                 (a)  Any benefit payable to a Participant under
Section 11.1 shall be paid within 60 to 90 days after the end of the Plan Year in which an event specified in Section 9 occurs; provided, however, that a Participant may defer the distribution. Any amount so deferred shall remain in the Participant's Account until distributed; provided, however, such Participant shall not share in any contribution pursuant to Sections 5.1 or 5.2 but shall share in any earnings, losses, and expenses pursuant to Sections
8.2 and 8.3.

                 (b) Notwithstanding any other provision of the Plan, unless otherwise provided by law, any benefit payable to a Participant shall commence no later than the April 1st of the calendar year following the calendar year in which such Participant attains age 70-1/2; provided, however, if a Participant attained age 70-1/2 prior to January 1, 1988, except as otherwise provided, any benefit payable to such Participant shall commence no later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2 or (ii) the calendar year in which the Participant retires. Such benefit shall be paid, in accordance with the IRS Regulations, over a period not extending beyond the life expectancy of such Participant and his Beneficiary. Life expectancy for purposes of this Section shall not be recalculated annually in accordance with the Regulations.

                 (c) If distribution of a Participant's benefit has commenced prior to a Participant's death, and such Participant dies before his entire benefit is distributed to him, distribution of the remaining portion of the Participant's benefit to the Participant's Beneficiary shall be made at least as rapidly as under the method of distribution in effect as of the date of the Participant's death.

                 (d) If a Participant dies before distribution of his benefit has commenced, distributions to any Beneficiary shall be made on or before the December 31st of the calendar year which contains the fifth anniversary of the date of such Participant's death; provided, however, at the Beneficiary's irrevocable election, duly filed with the Administrative Committee before the applicable commencement date set forth in the following sentence, any distribution to a Beneficiary may be made over a period not extending beyond the life expectancy of the Beneficiary. Such distribution shall commence not later than the December 31st of the calendar year immediately following the calendar year in which the Participant would have attained age 70-1/2, if later (or, in either case, on any later date prescribed by IRS Regulations). If such Participant's Surviving Spouse dies after such Participant's death but before distributions to such Surviving Spouse commence, this
Section 11.2(d) shall be applied to require payment of any further benefits as if such Surviving Spouse were the Participant.

                 (e) Pursuant to IRS Regulations, any benefit paid to a child shall be treated as if paid to a Participant's Surviving Spouse if such amount will become payable to such Surviving Spouse on the child's attaining majority, or other designated event permitted by the Regulations.

                 (f) If a Participant who is a 5% owner attained age 70-1/2 before January 1, 1988, any benefit payable to such Participant shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2 or (ii) the earlier of (A) the calendar year within which the Participant becomes a 5% owner or
(B) the calendar year in which the Participant retires. For purposes of this Section 11.2(f), a 5% owner shall mean a five percent owner of such Participant's Employer as defined in Section 416(i) of the Code at any time during the Plan Year in which such owner attains age 66 or any subsequent Plan Year.

                 (g) All distributions made hereunder shall be made in accordance with the provisions of Section 401(a)(9) of the Code and IRS Regulations thereunder.

          11.3.  Time of Payment

                 (a) Any election under Section 11.1 must be made by the payee upon or following the Participant's termination of employment by reason of his retirement, death, or Disability and prior to the date that payments commence pursuant to the provisions of the Plan. Subject to Section 11.3(b), payments shall be made no later than the 90th day following the date on which the amount of the payment under the Plan (or in the case of more than one payment, the first said payment) can be ascertained under the Plan.

                 (b) Notwithstanding any other provision of the Plan, to the extent required by the Code and IRS Regulations, if the value of a Participant's Account exceeds or ever exceeded $3,500, no distribution shall be made to such Participant prior to the date he attains his Normal Retirement Age without his written consent. In the absence of receipt of such consent by the Administrative Committee prior to the 60th day following the date of the Participant's termination of Service, payment of the benefit to such Participant may commence as soon as practical after the Participant's attainment of Normal Retirement Age, which benefit shall be in an amount equal to the value of the Participant's Account as of the Valuation Date coincident with or immediately following the Participant's attainment of Normal Retirement Age and, during the period of deferral mandated by the absence of receipt of written consent, the Participant may change his investment direction under Section 7.

                 (c)  Benefits payable under the Plan to a
Participant or Beneficiary from the Company Stock Fund, other than for a withdrawal due to an immediate and heavy financial need, an after-tax withdrawal, or loans, made pursuant to Section 9, shall be paid in cash, unless the Participant elects to receive such distribution in whole shares of the stock held in such Investment Fund or Funds (containing such legends and upon such terms and conditions and restrictions as the Administrative Committee may, in its sole discretion, direct), together with any cash credited to his Account either awaiting investment in such stock or representing fractional shares of such stock.

          11.4. Direct Rollovers. Effective on or after January 1, 1993 a Distributee may elect, at a time and manner as permitted by the Administrative Committee, to have any portion of an Eligible Rollover Distribution paid as a Direct Rollover to an Eligible Retirement Plan, as specified by the Distributee.



                 SECTION 12.  MAXIMUM AMOUNT OF ALLOCATION

          12.1.  Application of Section 12.  The provision of this
Section 12 shall govern notwithstanding any other provisions of the Plan.

          12.2. Maximum Additions to Account. Annual Additions to a Participant's Account may not exceed the lesser of (a) $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1)(A) of the Code as in effect, or (b) 25% of the Participant's Salary. For this purpose, the term
"Annual Additions" shall mean the sum of the following amounts which without regard to this Section 12 would have been credited to the Participant's Account for any Plan Year under the Plan and under any other defined contribution plans of the Employer or an
Affiliate: (i) Company Contributions; (ii) Pre-tax Contributions and all elective contributions made under any cash or deferred arrangement within the meaning of Section 1.401(k)-1(g)(3) of IRS Regulations including excess deferrals; (iii) voluntary employee after-tax contributions made under any qualified employee pension benefit plan; (iv) forfeitures, if applicable; (v) contributions allocated to any individual medical account defined in Section 415(l)(2) of the Code that is part of a defined benefit plan maintained by the Company or Affiliate; and (vi) the amount allocated to a separate account established for post-retirement medical or life insurance benefits described in Section 419A(d)(1) of the Code.419A(d)(1) of the Code for such Participant, provided that the Participant is a "Key employee" as defined in Section 419A(d)(3) of the Code. The term Annual Additions shall include, whether or not refunded, excess deferrals, excess contributions and excess aggregate contributions, as described in Sections 4.2 and 4.5. Solely for purposes of this Section, Annual Additions shall include a Participant's contributions under a qualified cost-of-living arrangement described in Section 415(k)(2) of the Code but shall exclude Rollover Contributions.

          12.3. Order of Reduction. If as a result of a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Pre-tax Contributions, allocation of forfeitures, or under such other facts and circumstances as determined by the IRS, including the limitations of Section 12.2, amounts which would otherwise be allocated to a Participant's Account must be reduced, such reduction shall be made in the following order of priority, but only to the extent necessary:

                 (a) Company Contributions made, first, pursuant to Section 5.1 and, second, pursuant to 5.2, and allocable to such Participant in respect of such Plan Year shall be reduced and the amount of such reduction shall be utilized to reduce Company Contributions which would otherwise be made to the Plan; and then

                 (b) to the extent permitted by the Code and IRS Regulations, the amount of Pre-tax Contributions, exclusive of any earnings of the Trust Fund attributable thereto, shall be refunded to the Participant or, to the extent required by law, shall be held unallocated in a suspense account and shall be applied, as directed by the Administrative Committee in accordance with the law and regulations, as a credit to reduce the contributions of the Employer for the next Plan Year and in the event of termination of the Plan shall be returned to the Employer.

          12.4.  Additional Account Limitations.

                 (a) In the event that, in any Plan Year and with respect to any Participant, the sum of the "Defined Contribution Fraction" (as defined in paragraph (b)(1)), and the "Defined Benefit Fraction" (as defined in paragraph (b)(2)) would otherwise exceed 1.0, the benefit payable under the defined benefit plan shall be reduced in accordance with the provisions of that plan, but only to the extent necessary to ensure that such limitation is not exceeded.

                 (b)  For purposes of Section 12.4(a), the
following terms shall have the following meanings:

                      (1) "Defined Contribution Fraction" shall mean, as to any Participant for any Plan Year, a fraction, (A) the numerator of which is the sum of the Annual Additions, for the Plan Year and all prior Plan Years, as of the close of the Plan Year and
(B) the denominator of which is the sum of the lesser of the following amounts, determined for such Plan Year and for each prior Plan Year (A) the product of 1.25 multiplied by the dollar limitation in effect for such Plan Year under Section 12.2(a) or
(B) the product of 1.4 multiplied by the amount which may be taken into account under Section 12.2(b) with respect to the Participant for such Plan Year; provided, however, that, for years ending prior to January 1, 1976, the numerator of such fraction shall in no event be deemed to exceed the denominator of such fraction; and, further provided, that the Administrative Committee, in determining the Defined Contribution Fraction may elect to use the special transitional rules permitted by Section 415 of the Code and IRS Regulations thereunder; and

                 (2) "Defined Benefit Fraction" shall mean, as to any Participant for any Plan Year, a fraction, (i) the numerator of which is the projected annual benefit (determined as of the close of the Plan Year and in accordance with IRS Regulations) of the Participant under any defined benefit plan (as defined in Sections 414(j) and 415(k) of the Code) maintained by the Company or any of its Affiliates and (ii) the denominator is the lesser of (A) the product of 1.25 multiplied by the dollar limitation in effect under
Section 415(b)(1)(A) of the Code for such Plan Year or (B) the product of 1.4 multiplied by an amount equal to 100% of the Participant's average for his high three years within the meaning of Section 415(b)(3) of the Code for such Plan Year.



                 SECTION 13.  DESIGNATION OF BENEFICIARIES

          13.1. Beneficiary Designation. Each Participant shall file with the Administrative Committee a written designation of one or more persons as the Beneficiary who, subject to this Section 13.1, shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Participant may from time to time revoke or change his beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Administrative Committee; provided, however, that if a Participant's spouse has consented to the designation of a Beneficiary as provided in Section 13.1, and the Participant revokes such beneficiary designation, no new beneficiary designation shall be effective unless it complies with Section 13.1. The last such designation received by the Administrative Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrative Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If a Beneficiary shall die prior to receiving the distribution that would have been made to such Beneficiary had such Beneficiary's death not occurred, then for the purposes of the Plan the distribution that would have been received by such Beneficiary shall be made to the Participant's estate.

          13.2.  Failure to Designate Beneficiary.  Subject to
Section 13.1, if no such beneficiary designation is legally in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Participant's estate. If the Administrative Committee is in doubt as to the right of any person to receive such amount, the Administrative Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Administrative Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust.



                  SECTION 14.  ADMINISTRATION OF THE PLAN

          14.1.  Powers and Duties of Administrative Committee.
The Administrative Committee shall have general responsibility for the administration and interpretation of the Plan (including, but not limited to, complying with reporting and disclosure requirements, and establishing and maintaining Plan records). The Administrative Committee shall engage certified public accountants, who may be accountants for the Company, as it shall require or may deem advisable for purposes of the Plan. The Administrative Committee shall communicate any requirements and objectives of the Plan, and any audit information which may be pertinent to the investment of Plan assets to the Investment Committee, which shall establish investment standards and policies and communicate the same to the Trustee (or other funding agencies under the Plan).
The Administrative Committee shall have no responsibility for the investment of assets under the Plan or the Trust.

          14.2. Powers and Duties of Investment Committee. The Investment Committee shall periodically review the investment performance and methods of the Trustee and any other funding agency, including any insurance company, under the Plan. The Investment Committee shall have the authority to appoint, remove or change the Trustee and any other funding agency. The Investment Committee shall have the power to appoint or remove one or more investment advisers and to delegate to such adviser authority and discretion to manage (including the power to acquire and dispose of) the assets of the Plan, provided that (i) each adviser with such authority and discretion shall be either a bank, an insurance company or a registered investment adviser under the Investment Advisers Act of 1940, and shall acknowledge in writing that it is a fiduciary with respect to the Plan and (ii) the Investment Committee shall periodically review the investment performance and methods of each adviser with such authority and discretion. If annuities are to be purchased under the Plan, the Investment Committee shall determine what contracts should be made available to terminated Participants or purchased by the Trust.

          14.3. Powers and Duties of Trustee. The Trustee shall have responsibility under the Plan for the management and control of the assets of the Plan and shall have responsibility for the investment and management of such assets to the extent that such assets are invested in an Investment Fund or the Trustee has been appointed an investment adviser pursuant to Section 14.2.

          14.4. Agents, Report of Committees to Board. The Administrative Committee and the Investment Committee may arrange for the engagement of such legal counsel who may be counsel for the Employer, and make use of such agents and clerical or other personnel as they each shall require or may deem advisable for purposes of the Plan. Each of the Committees may rely upon the written opinion of such counsel and the accountants engaged by the Administrative Committee and may delegate to any such agent or to any subcommittee or member of such Committee its authority to perform any act hereunder, including without limitation, those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of each of the said Committees. Each of the Committees shall report to the Board of Directors, or to a committee of the Board of Directors designated for that purpose, as frequently as shall be specified by the Board of Directors or such committee, with regard to the matters for which it is responsible under the Plan.

          14.5. Structure of Committees. The Administrative Committee and the Investment Committee each shall consist of three or more members, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Board of Directors. A majority of the members of the Administrative Committee shall be Employees (who may also be Directors.) Any member of either of the Committees may resign at any time. No member of either of the Committees shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan. In the event the Administrative Committee is unable to act in any matter by reason of the foregoing restriction, the Board of Directors shall act on such matter. The members of the Committees shall not receive any special compensation for serving in their capacities as members of such Committees but shall be reimbursed for any reasonable expenses incurred in connection therewith. Except as otherwise required by the Act, no bond or other security need be required of the Committees or any member thereof in any jurisdiction. Any person may serve on both of the Committees and any member of either of the Committees, any subcommittee or agent to whom either of the Committees delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service both as a trustee and administrator) with respect to the Plan.

          14.6. Adoption of Procedures of Committees. Each Committee shall establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of a Committee shall constitute a quorum for the transaction of business at a meeting of such Committee. Any action of a Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or without a meeting, by mail, telegraph or telephone, provided that all of the members of the Committee are informed by mail or telegraph of their right to vote on the proposal and of the outcome of the vote thereon.

          14.7. Demands for Money. All demands for money of the Plan shall be signed by an officer or officers or such other person or persons as the Administrative Committee may from time to time designate in writing who shall cause to be kept full and accurate accounts of receipts and disbursements of the Plan, shall cause to be deposited all funds of the Plan to the name ad credit of the Plan, in such depositories as may be designated by the Investment Committee, shall cause to be disbursed the monies and funds of the Plan when so authorized by the Administrative Committee and shall generally perform such other duties as may be assigned to him from time to time by either of the Committees.

          14.8. Claims for Benefits. All claims for benefits under the Plan shall be submitted in writing to, and within a reasonable period of time decided by, one person designated in writing by the Administrative Committee. Written notice of the decision on each such claim shall be furnished reasonably promptly to the claimant. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Administrative Committee of such a decision denying the claim.
Such a request shall be made in writing and filed with the Administrative Committee within a reasonable period of time, as specified by the Administrative Committee in writing from time to time, after delivery to said claimant of written notice of said decision by the Administrative Committee. Such written request for review shall contain all additional information which the claimant wishes the Administrative Committee to consider. The Administrative Committee may hold any hearing or conduct any independent investigation which it deems necessary to render its decision, and the decision on review shall be made as soon as possible after the Administrative Committee's receipt of the request for review. Written notice of the decision on review shall be promptly furnished to the claimant and shall include specific reasons for such decision by the Administrative Committee. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested persons as to participation and benefit eligibility, the employee's amount of Compensation and as to any other matter of act or interpretation relating to the Plan.

          14.9. Hold Harmless. To the maximum extent permitted by law, no member of the Administrative Committee or the Investment Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of such Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Employer's owns assets), each member of the Administrative Committee and the Investment Committee and each other officer, employee, or director of the Employer to whom any duty or power relating to the administration or interpretation of the Plan or to the management and control of the assets of the Plan may be delegated or allocated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

          14.10.  Service of Process.  The Secretary of the
Company, or such other person as may from time to time be designated by the Board of Directors shall be the agent for service of process under the Plan.
          14.11. Specific Powers and Duties. The Administrative Committee and the Investment Committee each shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan or the Trust as such Plan or Trust may be amended from time to time. It is intended that each of the Committees shall be responsible for the proper exercise of its own powers, duties, responsibilities, and obligations and shall not be responsible for any act or failure to act on the part of another Committee or of another fiduciary.



             SECTION 15.  WITHDRAWAL OF PARTICIPATING COMPANY

          15.1. Withdrawal of Participating Company. Any Participating Company (other than the Company) may withdraw from participation in the Plan by giving the Administrative Committee and the Trustee prior written notice in a resolution by its board of directors specifying a withdrawal date which shall be the last day of a month at least 30 days subsequent to the date such notice is received by the Trustee. The Administrative Committee may require any Participating Company to withdraw from the Plan, as of any withdrawal date specified by the Administrative Committee, for the failure of the Participating Company to make proper contributions or to comply with any other provision of the Plan and shall require a Participating Company's withdrawal upon complete and final discontinuance of the contributions. In the event of any such withdrawal, the Administrative Committee shall promptly notify the IRS and request such determination as counsel to the Plan may recommend and as the Administrative Committee may deem desirable.

          In such event, the Plan and the Trust as applied to the Employees of such Participating Company shall thereafter be administered by such Participating Company as a separate plan and trust whose terms are identical to the term of the Plan and the Trust as in effect immediately prior to such separation (except that such Participating Company alone shall be deemed the "Company" and its board of directors shall be deemed the "Board of Directors" thereunder) and the assets allocated to such separate trust shall be appropriately segregated; provided, however, that in the event of any transfer of assets to a successor employee benefit plan the provisions of Section 15.3 will apply. The decision of the Administrative Committee shall be final as to the assets to be allocated to such separate plan and trust in accordance herewith.

          15.2. Distribution after Withdrawal. Upon withdrawal from the Plan by any Participating Company (other than the Company), such Participating Company shall not make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or in respect of any Participants then employed by such Participating Company except as provided in this
Section 15. To the maximum extent permitted by the Act, any rights of Participants no longer employed by such Participating Company and of former Participants and their Beneficiaries under the Plan shall be unaffected by such withdrawal and any transfers, distributions or other dispositions of the assets of the Plan as provided in this Section 15 shall constitute a complete discharge of all liabilities under the Plan with respect to such Participating Company's participation in the Plan and any Participant then employed by such Participating Company.
          All determinations, approvals and notifications referred to above shall be in form and substance and from a source satisfactory to counsel for the Plan. To the maximum extent permitted by the Act, the withdrawal from the Plan by any Participating Company shall not in any way affect any other Participating
Company's participation in the Plan.

          15.3. Transfer to Successor Plan. No transfer of the Plan's assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Participant would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Plan had then been terminated. The Administrative Committee may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.




      SECTION 16.  AMENDMENT OR TERMINATION OF THE PLAN AND THE TRUST

          16.1.  Right to Amend, Suspend or Terminate Plan.

                 (a) Subject to the provisions of Section 16.1(c), the Board of Directors reserves the right at any time to amend, suspend or terminate the Plan, any contributions thereunder, the Trust or any contract issued by an insurance carrier forming a part of the Plan, in whole or in part and for any reasons and without the consent of any Participating Company, Participant, Beneficiary or Surviving Spouse. Each Participating Company by its adoption of the Plan shall be deemed to have delegated this authority to the Board of Directors. The Plan shall automatically be terminated upon complete and final discontinuance of contributions thereunder.

                 (b) The Administrative Committee may adopt any amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan or to conform the Plan thereto, or to qualify or maintain the Plan and the Trust as a plan and trust, meeting the requirements of Sections 401(a) and 501(a) of the Code or any other applicable section of law (including the Act) and the Regulations issued thereunder, provided said amendment does not have any material effect on the currently estimated cost to the Employer of maintaining the Plan. Each Participating Company by its adoption of the Plan shall be deemed to have delegated this authority to the Administrative Committee.

                 (c) No amendment or modification shall be made which would retroactively impair any rights to any benefit under the Plan which any Participant or Beneficiary would otherwise have had at the date of such amendment by reason of the contributions theretofore made and credited to his Account, except as provided in
Section 16.2 below.

          16.2.  Retroactivity.  Subject to the provisions of
Section 16.1, any amendment, modification, suspension or termination of any provision of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan, the Trust and any contract with an insurance company which may form a part of the Plan as a plan and a trust, meeting the requirements of Sections 401(a), 401(k) and 501(a) of the Code or any other applicable section of law (including the Act) and the Regulations issued thereunder.

          16.3. Notice. Notice of any amendment, modification, suspension or termination of the Plan shall be given by the Board of Directors, or the Administrative Committee, whichever adopts the amendment, to the other, and to the Trustee, and all Participating Companies.

          16.4. No Further Contribution. Upon termination of the Plan, no Participating Company shall make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or in respect of any Participant except as provided in this
Section 16. To the maximum extent permitted by the Act, transfers, distributions or other dispositions of the assets of the Plan as provided in this Section 16 shall constitute a complete discharge of all liabilities under the Plan. The Administrative Committee and the Investment Committee shall each remain in existence and all of the provisions of the Plan which in the opinion of such Committee are necessary for the administration of the Plan and the administration, distribution, transfer or other disposition of the assets of the Plan in accordance with this Section 16.4 shall remain in force.

          After (i) payment of or provision for all expenses and charges referred to in Section 8.3 and appropriate adjustment of all Accounts for such expenses and charges in the manner described in Section 8.3, (ii) appropriate adjustment of the Accounts of Participants who are employed as of the date of such termination in the manner described in Section 6.1 for any forfeitures arising under the Plan prior to such date (treating, for this purpose, any Participant whose service had terminated but who had not incurred five consecutive Breaks in Service immediately prior to such date) and (iii) adjustment for profits and losses of the Trust to such termination date in the manner described in Section 8.2, the interest of each Participant who is employed as of the date of such termination in the amount, if any, credited to his Account shall be nonforfeitable as of such date.

          In the event that upon or after the termination of the Plan, the Board of Directors shall determine that the continuance of the Trust is not in the best interest of the Participants, the Board of Directors may terminate the Trust and upon such termination the Trustee shall pay in a lump sum to each Participant the full amount credited to his individual account, without limiting the foregoing, any such distributions may be made in case or in property, or both, as the Administrative Committee in its sole discretion may direct. All determinations, approvals and notifications referred to above shall be in form and substance and from a source satisfactory to counsel for the Plan.

          16.5. Partial Termination. In the event that a partial termination (within the meaning of the Act) of the Plan has occurred then (i) the interest of each Participant in his Account as to whom such termination occurred shall thereupon be fully vested, but shall otherwise be payable as though such termination had not occurred and (ii) the provisions of Sections 16.2, 16.3,
16.4 and Section 15.2 which, in the opinion of the Administrative Committee, are necessary for the execution of the Plan and the allocation and distribution of the assets of the Plan shall apply.

          16.6. Exclusive Benefit of Participants and Beneficiaries. Except as provided in Sections 17.4, 17.15 and 17.16 or as required by a Qualified Domestic Relations Order, in no event shall any part of the funds of the Plan (other than such part as is required to pay taxes, if any, and administration expenses as provided in Section 8.3) be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries and Surviving Spouses under the Plan. Upon the transfer by a Participating Company of any money to the Trustee, all interest of the Participating Company therein shall cease and terminate.



              SECTION 17.  GENERAL LIMITATIONS AND PROVISIONS

          17.1. All Risk on Participants and Beneficiaries. Each Participant, former Participant, Surviving Spouse, and Beneficiary shall assume all risk in connection with any decrease in the value of the assets of the Trust and the Participants' Accounts and neither the Employer nor the Committees shall be liable or responsible therefor.

          17.2. Trust is Sole Source of Benefits. The Trust shall be the sole source of benefits under the Plan and, except as otherwise required by the Act, the Employer, and the Committees assume no liability or responsibility for payment of such benefits, and each Participant, Surviving Spouse, Beneficiary or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust for such payment and shall not have any right, claim or demand therefor against the Employer, the Committees or any member thereof, or any employee, officer or director of the Employer.

          17.3. No Right to Continued Employment. Nothing contained in the Plan shall give any employee the right to be retained in the employment of the Employer or any of its subsidiaries or affiliated or associated corporations or affect the right of any such employer to dismiss any employee. The adoption and maintenance of the Plan shall not constitute a contract between the Employer and any employee or consideration for, or an inducement to or condition of, the employment of any employee.

          17.4. Payment on Behalf of Payee. If the Administrative Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim for such amount has been made by a duly appointed legal representative) may, if the Administrative Committee so elects, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

          17.5. No Alienation. Except insofar as may otherwise be required by law or pursuant to the terms of a Qualified Domestic Relations order, no amount payable at any time under the Plan and the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void, if any person shall attempt to, or shall alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any amount payable under the Plan and the Trust, or any part thereof, or if by reason of his bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him, then the Administrative Committee, if it so elects, may direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his spouse, children or other dependents, or any of them, in such manner and proportion as the Administrative Committee may deem proper. The prohibition against assignment or alienation of benefits contained in this Section 17.5 shall not apply to any loan to a Participant made under Section 9.5.

          17.6. Missing Payee. If the Administrative Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Administrative Committee or the Employer, and within three months after such mailing such person has not made written claim therefor, the Administrative Committee, if it so elects, after receiving advise from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the Participating Company, and upon such cancellation, the Plan and the Trust shall have no further liability therefor except that, in the event such person later notifies the Administrative Committee of his whereabouts and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him as provided in Section 11.

          17.7. Required Information. Each Participant shall file with the Administrative Committee such pertinent information concerning himself, his Surviving Spouse or Beneficiary as the Administrative Committee may specify, and no Participant, Surviving Spouse, Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to him.

          17.8. Subject to Trust Agreement. Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the trust agreement which the Company shall enter into with the Trustee providing for the administration of the Trust Fund. If the payment of any benefit under the Plan is provided for by a contract with an insurance company, the payment of such benefit shall also be subject to all the provisions of such contract.

          17.9. Communications to Committees. All elections, designations, requests, notices, instructions, and other communications from a Participating Company, a Participant, Surviving
Spouse, Beneficiary or other person to the Committees required or permitted under the Plan shall be in such form as is prescribed from time to time by each such Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by each such Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by such Committee at such location.

          17.10. Communications from Participating Company or Committees. All notices, statements, reports and other communications from a Participating Company or any of the Committees to any employee, Participant, Surviving Spouse, Beneficiary or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such employee, Participant, Surviving Spouse, Beneficiary or other person at his address last appearing on the records of the Administrative Committee, or when posted by the Participating Company or such Committee as permitted by law.

          17.11. Gender. Whenever used in the Plan the masculine gender includes the feminine.

          17.12. Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

          17.13. Applicable Law. The Plan and all rights thereunder shall be governed by and construed in accordance with the Act, the Code and the laws of the State of New York.

          17.14. Mistake of Fact. Notwithstanding any other provisions herein contained, if any contribution is made by a mistake of fact, such contribution shall upon the direction of the Administrative Committee, which shall be given in conformity with the provisions of the Act, be returned, without liability to any person.

          17.15. Qualification of Plan. Notwithstanding any other provisions herein contained, the Plan is amended and restated on the condition that the Plan, and the trust agreement established hereunder shall be approved by the IRS as a qualified and exempt plan and trust under the provisions of the Code and IRS Regulations so that contributions to the Trust may be deducted for federal income tax purposes, within the limits of such Code and Regulations, and to be non-taxable to Participants when contributed. If such approval should be denied for any reason (including failure to comply with any conditions for such approval imposed by the IRS), contributions made after the execution of the trust agreement and prior to such denial shall be returned, without any liability to any person, within one year after the date of denial of such approval.

          17.16. Deductibility of Contributions. Notwithstanding any other provisions herein contained, all contributions are hereby expressly conditioned upon their deductibility under Section 404 of the Code and IRS Regulations, as amended from time to time, and if the deduction for any contribution is disallowed in whole or in part, then such contribution (to the extent the deduction is disallowed) shall upon direction of the Administrative Committee, which shall be given in conformity with the provisions of the Act, be returned, without liability to any person, within one year after such disallowance.




                     SECTION 18.  TOP HEAVY PROVISIONS

          18.1. Top Heavy Plan. The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year (or, with respect to the first Plan Year, the last day of such Plan Year). For purposes of determining whether the Plan is a Top Heavy Plan, actuarial assumptions which reflect reasonable mortality experience and a reasonable interest rate that uniformly applies for accrual purposes under all plans maintained by the Company and Affiliates shall be used. The Value of a Participant's Account shall be determined as of the last valuation date used for computing Plan costs for minimum contribution purposes which occurs within the Plan Year in which the determination is being made, and shall include amounts distributed to or on behalf of the Participant within the four preceding Plan Years. Notwithstanding any other provisions in the Plan, the provisions of this Section 18 shall apply and supersede all other provisions in the Plan during each Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

          18.2. Definitions. For purposes of this Section 18 and as otherwise used in the Plan, the following terms shall have the meanings set forth below:

                 (a) "Determination Date" means the last day of the preceding Plan Year or the last day of the first Plan Year.

                 (b) "Key Employee" means:

                      (1)   each person (and his Beneficiary) who
at any time during the five Plan Years ending on the Determination
Date: (i) was an officer of the Company having an annual Salary greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year; (ii) was one of the 10
Employees owning the largest interest of the Company and its Affiliates but only if he received Salary equal to or greater than the dollar amount applied for purposes of Section 415(c)(1)(A) of the Code for the calendar year ending coincident with or immediately after the Determination Date; or (iii) owned at least
5% of the Company's outstanding shares of stock or at least 5% of the total combined voting power of Ogden Corporation's shares of stock, or owned at least 1% of Ogden Corporation's shares of stock, and whose annual Salary from Ogden Corporation exceeds $150,000.

                 (2) The following special rules apply to this definition: (i) No more than 50 officers, or, if less, the greater of three or 10% of all Employees will be Key Employees under
Section 18.2(b)(i)(A). If there are more officers than are counted under the preceding sentence, only those who had the highest aggregate Salary during the five Plan Years ending on the Determination Date will be considered Key Employees. (ii) A person is an officer only if he is in regular and continued employment as an administrative executive of the Company or Participating Company. (iii) No person will be a Key Employee under more than one paragraph of this definition unless he also is a Beneficiary of a deceased Key Employee. (iv) A person will be treated as owning all shares of stock which he owns directly or constructively by application Section 318 of the Code. (v) For purposes of determining whether a person is a 1% or 5% owner of Ogden Corporation, his ownership interest in any entity related to Ogden Corporation solely by reason of Sections 414(b), (c) or (m) of the Code will be disregarded. (iv) For purposes of determining whether a person receives an annual Salary in excess of $150,000, Salary received from each Company and Affiliate shall be taken into account.

                 (c) "Non-Key Employee" means: (i) any Employee who is not a Key Employee, or (ii) a Beneficiary of a Non-Key
Employee.

                 (d) "Permissive Aggregation Group" means all qualified employee pension benefit plans in the Required Aggregation Group and any qualified employee pension benefit plans sponsored by the Employer which are not part of the Required Aggregation Group, but which satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group and which the Company elects to have included in the Permissive Aggregation Group.

                 (e) "Required Aggregation Group" means the Plan and any other qualified employee pension benefit plan sponsored by the Employer (i) in which a Key Employee participates or (ii) which enables the Plan to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                 (f)  "Top Heavy Group" means all qualified
employee pension benefit plans of the Employer in the Required Aggregation Group and any other qualified employee benefit plan of the Employer which the Employer elects to aggregate as part of a Permissive Aggregation Group if, on any Determination Date, the Value of the cumulative annual accrued benefits for Key Employees under all defined benefit plans and the aggregate Value of all Key Employees' accounts under all defined contribution plans exceed 60% of a similar sum determined for all Employees. For purposes of that computation, the account balances and cumulative annual accrued benefits of a Participant (i) who is a Non-Key Employee but who was a Key Employee in a prior Plan Year, or (ii) who has not been credited with one Hour of Service with any Employer at any time during the Five Year period ending on the Determination Date will be disregarded. If the aggregated plans do not have the same Determination Date, this test will be made using the Value calculated as of each such plan's Determination Date occurring during the same Plan Year.

                 (g) "Top Heavy Plan" means the Plan if, on any Determination Date, the present Value of the Account under the Plan for Key Employees exceeds 60% of the Value of the Accounts under the Plan for all Employees. For purposes of the comparison, the Accounts of all Non-Key Employees who were, but no longer are, Key Employees will be disregarded. The Plan is Super Top Heavy if it would be a Top Heavy Plan if 90% were substituted for 60% wherever it appears in the definition of Top Heavy and Top Heavy Group.

                 (h) "Top Heavy Plan Year" means any Plan Year during which the Plan is Top Heavy or part of a Top Heavy Group.

                 (i)  "Value" means: (i) for all defined benefit
plans, the present value calculated as provided in those plans; and
(ii) for all defined contribution plans, the fair market value of each Participant's account (including amounts attributable to voluntary employee contributions from a qualified employee pension benefit plan sponsored by the Company or an Affiliate) determined as of the most recent Determination Date increased by:  (A)
distributions made during the five Plan Years ending on the Determination Date (except distributions already included in determining the Value of the Accounts distributions made during the Five Plan
Years preceding the Determination Date under a terminated plan which, if it had not been terminated, would have been required to be included in the Required Aggregation Group); and (B) all
rollover contributions distributed from the plans to a qualified employee benefit plan  not sponsored by the Company or an
Affiliate, and decreased by; (C) any deductible employee contributions;
(D) rollover contributions received by the plans after
December 31, 1983 from a qualified employee benefit plan not sponsored by the Company or an Affiliate; and (E) rollover
contributions distributed from the Plan to a qualified employee pension benefit plan by the Company or an Affiliate.

          18.3.  Top Heavy Vesting.

                 (a) If a Plan is a Top Heavy Plan with respect to any Plan Year, a Participant's nonforfeitable percentage of his Company Contribution Account shall not be less than the amount determined in accordance with the following vesting schedule:

          Years of Vesting Service      Percentage

                 less than 3                 0%
                 3 or more                 100%

                 (b)  In the event the vesting provisions of
Section 10.2 are amended, or changed on account of the Plan becoming or ceasing to be a Top Heavy Plan, any Participant who has completed at least three Years of Service, for purposes of determining a Participant's nonforfeitable right to his Company Contribution Account, may elect to have the nonforfeitable percentage of such Company Contribution Account computed under the Plan without regard to such amendment or change by notifying the Administrative Committee in writing within the election period hereinafter described. The election period shall begin on the date such amendment is adopted or the date such change is effective, as the case may be, and shall end no earlier than the latest of the following dates: (i) the date which is 60 days after the day such amendment is adopted; (ii) the date which is 60 days after the day such amendment or change becomes effective; or (iii) the date which is 60 days after the day the Participant is given written notice of such amendment or change by the Administrative Committee. Any election made pursuant to this Section 18.3(b) shall be irrevocable.

          18.4. Minimum Contribution. Subject to Section 18.5, for each Plan Year that the Plan is a Top Heavy Plan, the Company Contribution allocable to the Account of each Non-Key Employee who has satisfied the eligibility requirements of Section 3.1, whether or not a Participant in the Plan and who is in the employ of the Employer at the end of the Plan Year, regardless of his Salary, shall not be less than the lesser of (i) 3% of such Non-Key Employee's Salary, within the meaning of Section 415 of the Code, or (ii) the percentage at which contributions and forfeitures for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest. For the purpose of determining the appropriate percentage under clause (ii), all defined contribution plans required to be included in a Required Aggregation Group shall be treated as one plan. Clause (ii) shall not be applicable if the Plan is included in a Required Aggregation Group which enables a defined benefit plan also required to be included in said Required Aggregation Group to satisfy Sections 401(a)(4) or 410 of the Code.

          18.5.  Limitations on Contributions.

                 (a) For each Plan Year that the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code.

                 (b) If, after substituting 90% for 60% wherever the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of Section 18.5(a) shall not be applicable if the minimum Company Contribution allocable to the Account of any Participant who is not a Key Employee as specified in Section 18.4 is determined by substituting "4%" for "3%".

          18.6. Other Plans. The Administrative Committee shall, to the extent permitted by the Code and in accordance with IRS Regulations, apply the provisions of this Section 18 by taking into account the benefits payable and the contributions made under any other plans maintained by the Employer or any of its subsidiaries or affiliated or associated entities which are qualified under
Section 401(a) of the Code to prevent inappropriate omissions or required duplication of minimum benefits or contributions.

                              OGDEN SERVICES
                            PROFIT SHARING PLAN

                                APPENDIX A

          In accordance with Section 8.1, this Appendix A serves to identify the various accounts maintained under the Plan, as in effect on January 1, 1995, that were transferred from plans and trusts sponsored and maintained by Affiliates of the Company or Ogden Corporation and that were qualified and tax exempt under Sections 401(a) and 501(c) of the Code. These accounts are subject to all of the provisions of the Plan except where otherwise noted.

          1. AFTER-TAX ACCOUNT - This account was established to receive the after-tax contributions (and earnings thereon) of employees who formerly participated in the Ogden Allied Services Saving and Security Plan and the Ogden Corporation Profit Sharing Plan. No further contributions will be credited to this account under any circumstances. Any Participant on whose behalf such an account was established shall be fully vested in such account at all times.

          2. PRIOR COMPANY ACCOUNT - This account was established to receive the (i) Company Contributions (and earnings thereon) credited to the accounts of employees who formerly participated in the Allied Maintenance Corporation Variable Income (Stock Savings) Retirement Plan, the Ogden Allied Services Saving and Security Plan, the Ogden Food Service Corporation Pension Plan and the Nedicks Pension Plan, Ogden Corporation Profit Sharing Plan, and the Atlantic Design Profit Sharing Plan and (ii) the company contributions (and earnings thereon) credited to the accounts of employees who formerly participated in the Lenzar Electro-Optics, Inc. Profit Sharing Plan. No further contributions will be credited to this account under any circumstances. Any Participant on whose behalf such an account was established shall be fully vested in such account at all times.

          3. ROLLOVER ACCOUNT - This account was established to receive rollover contributions credited to the rollover account of Participants who formerly participated in any qualified employees retirement plan other than the Plan. Effective January 1, 1994, this account was merged into the Plan's Rollover Contribution Account.

          4. PRIOR 401(k) ACCOUNT - This account was established to receive the 401(k) contributions (and earnings thereon credited to the accounts of employees who formerly participated in the Lenzar Electro-Optics, Inc. Profit Sharing Plan. No further contributions will be credited to this account under any circumstances. Any Participant on whose behalf such an account was established shall be fully vested in such account at all times.